UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

WAYFAIR INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

wayfair®

2023 Proxy Statement and Notice of Annual Meeting of Stockholders

WELCOME

WAYFAIR INC.
4 COPLEY PLACE, BOSTON, MA 02116
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 25, 2023
To the Stockholders of Wayfair Inc.:
NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders, or Annual Meeting, of Wayfair Inc., a Delaware corporation, will be held on Tuesday, April 25, 2023 at 10:00 a.m. eastern time. The Annual Meeting will be a virtual stockholder meeting, conducted via live audio webcast, through which you can submit questions and vote online. The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/wayfair2023 and entering your 16-digit control number (included on the Notice Regarding the Availability of Proxy Materials mailed to you). The purpose of the Annual Meeting will be the following:
1.To elect the nine (9) nominees identified in the accompanying Proxy Statement to serve as directors for the ensuing year (Proposal No. 1).
2.To ratify the selection by the audit committee of our board of directors of Ernst & Young LLP as the independent registered public accounting firm of Wayfair Inc. for its year ending December 31, 2023 (Proposal No. 2).
3.To hold an advisory vote to approve our executive compensation (Proposal No. 3).
4.To approve the Wayfair Inc. 2023 Incentive Award Plan (Proposal No. 4).
5.To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
The foregoing items of business are more fully described in the Proxy Statement. Only stockholders who owned our Class A common stock or Class B common stock at the close of business on February 27, 2023 can vote at the Annual Meeting or any adjournments or postponements that take place. All stockholders are cordially invited to attend the virtual Annual Meeting.
Our board of directors, or Board, recommends that you vote FOR the election of the director nominees named in Proposal No. 1, FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm as described in Proposal No. 2, FOR the approval, on an advisory basis, of our executive compensation as described in Proposal No. 3 and FOR the approval of the Wayfair Inc. 2023 Incentive Award Plan as described in Proposal No. 4.
We are pleased to continue utilizing the Securities and Exchange Commission, or SEC, rules that allow issuers to furnish proxy materials to their stockholders on the Internet. On or about March 14, 2023, we will mail to our stockholders of record as of February 27, 2023 (other than those who previously requested electronic or paper delivery on an ongoing basis) a Notice Regarding the Availability of Proxy Materials, or Notice, with instructions for accessing the proxy materials and voting over the Internet, by telephone or mobile device or by mail. The Notice also provides information on how stockholders may request paper copies of our proxy materials. We believe electronic delivery of our proxy materials and our 2022 Annual Report will help us reduce the environmental impact and costs of printing and distributing paper copies and improve the speed and efficiency by which our stockholders can access these materials.
Your vote is very important. Whether or not you plan to attend the virtual Annual Meeting, we encourage you to read our proxy materials and submit your proxy or voting instructions as soon as possible over the Internet, by telephone or mobile device or by phone.

By Order of the Board of Directors,

Boston, Massachusetts	Enrique Colbert
March 14, 2023	General Counsel and Secretary

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WAYFAIR INC.
4 COPLEY PLACE, BOSTON, MA 02116
PROXY STATEMENT
FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS
APRIL 25, 2023
We have provided this Proxy Statement and a Proxy Card to you on the Internet or, upon your request, have delivered those proxy materials to you, because the Board of Wayfair Inc. is soliciting your proxy to vote at our 2023 Annual Meeting of Stockholders, or Annual Meeting, to be held on April 25, 2023 at 10:00 a.m. eastern time. Unless the context otherwise requires, references to “Wayfair,” “the company,” “we,” “us,” and “our” refer to Wayfair Inc. The Annual Meeting will be held virtually, conducted via live audio webcast, at www.virtualshareholdermeeting.com/wayfair2023. Be sure to have your 16-digit control number (included in the Notice of Availability of Proxy Materials mailed to you) in order to access the Annual Meeting.
This Proxy Statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote.
The Proxy Card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.
In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. All costs of solicitation of proxies will be borne by us. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.
We are mailing the Notice Regarding the Availability of Proxy Materials, or the Notice, to our stockholders of record as of February 27, 2023, or the Record Date, on or about March 14, 2023. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our proxy materials and the 2022 Annual Report so that our record holders can supply these materials to the beneficial owners of shares of our Class A common stock and Class B common stock as of the Record Date. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 is also available in the Investor Relations section of our website, located at investor.wayfair.com, or our IR site, under the link for “Financials.”
Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

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INFORMATION ABOUT THE PROXY PROCESS AND VOTING
Why am I receiving these materials?
We are providing the Proxy Statement and Proxy Card to you on the Internet or, upon your request, by mail, in connection with our Annual Meeting. As a stockholder, you are invited to attend the Annual Meeting, which is being held virtually on the Internet, conducted via live audio webcast, and are requested to vote on the items of business described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy over the Internet, by telephone or mobile device or by mail.
How can I access the proxy materials over the Internet?
The Notice contains instructions on how to view the proxy materials on the Internet, vote your shares, and request electronic delivery of future proxy materials. An electronic copy of the Proxy Statement and 2022 Annual Report are available at www.proxyvote.com.
How can I request a paper or email copy of the proxy materials?
If you want to receive a paper or e-mail copy of these proxy materials, you must request it. There is no charge for requesting a copy. Please choose one of the following methods to make your request:
1.By Internet: www.proxyvote.com
2.By Telephone: 1-800-579-1639
3.By E-Mail: sendmaterial@proxyvote.com
Please make the request as instructed above on or before April 11, 2023 to facilitate timely delivery.
Can I attend the Annual Meeting in person?
We will be hosting the Annual Meeting via live audio webcast on the Internet. You will not be able to attend the meeting in person. Any stockholder can listen to the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/wayfair2023, where you can also submit questions and vote online. The webcast will start at 10:00 a.m. eastern time on April 25, 2023. Stockholders may vote and submit questions while connected to the Annual Meeting on the Internet. In order to do so, you will need the 16-digit control number included on the Notice mailed to you. Please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. If you encounter difficulties accessing the Annual Meeting, please call the technical support number that will be posted on the registration page for the Annual Meeting website.
Who can vote at the Annual Meeting?
Only holders of record of our Class A common stock and Class B common stock on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on February 27, 2023, we had 84,844,690 shares of Class A common stock and 25,691,352 shares of Class B common stock outstanding and entitled to vote. Holders of our Class A common stock are entitled to one vote for each share held as of the above Record Date. Holders of our Class B common stock are entitled to ten votes for each share held as of the above Record Date. Holders of our Class A common stock and Class B common stock will vote as a single class on all matters described in this Proxy Statement.
What am I being asked to vote on?
You are being asked to vote on four (4) proposals:
•Proposal No. 1—the election of nine (9) directors to hold office until our 2024 Annual Meeting of Stockholders;

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•Proposal No. 2—the ratification of the selection by the audit committee of our Board of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023;
•Proposal No. 3—an advisory vote to approve our executive compensation; and
•Proposal No. 4—the approval of the Wayfair Inc. 2023 Incentive Award Plan.
In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting.
How do I vote?
Stockholder of Record (Shares Registered in Your Name)
If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common stock, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting by one of the methods below to ensure your vote is counted. To vote by any of these methods, read this Proxy Statement, have your Notice, Proxy Card, or voting instruction form in hand, and follow the instructions below for your preferred method of voting. Each of these voting methods is available 24 hours per day, seven days per week.

By internet	By phone	By mail	By scanning
Before the Annual Meeting - go to www.proxyvote.com During the Annual Meeting - go to www.virtualshareholdermeeting.com/wayfair2023	From the United States, U.S. territories and Canada: call 1-800-690-6903	If you received a paper copy of the proxy materials by mail, mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope	Scan the QR code using your mobile device to vote via the ProxyVote app
Beneficial Owner (Shares Registered in the Name of Broker, Bank or Other Agent)
If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice or these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting via the Internet. However, because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid Proxy Card from your broker or other agent. Please follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a Proxy Card.
Who counts the votes?
Broadridge Investor Communication Solutions, Inc. has been engaged as our independent agent to tabulate stockholder votes, or Inspector of Elections. If you are a stockholder of record, your executed Proxy Card is returned directly to Broadridge for tabulation. As noted above, if you hold your shares through a broker, your broker returns one Proxy Card to Broadridge on behalf of all its clients.

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How are votes counted?
Votes will be counted by the Inspector of Elections, who will separately count “For” and “Abstain” votes and broker non-votes. In addition, with respect to Proposal No. 2, Proposal No. 3 and Proposal No. 4, the Inspector of Elections will count the number of “Against” votes.
What are “broker non-votes”?
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, custodian, nominee or other record holder of common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.
Which ballot measures are considered “routine” or “non-routine?”
The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023 (Proposal No. 2) is considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 2. The election of directors (Proposal No. 1), the advisory vote to approve our executive compensation (Proposal No. 3) and the approval of the Wayfair 2023 Incentive Award Plan (Proposal No. 4) are considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal No. 1, Proposal No. 3 or Proposal No. 4.
How many votes are needed to approve the proposal?
With respect to Proposal No. 1, the election of directors, the nine (9) nominees receiving the highest number of votes will be elected. Only votes “For” will affect the outcome of this proposal.
With respect to Proposal No. 2, the affirmative vote of the majority of votes cast is required for approval. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
With respect to Proposal No. 3, the affirmative vote of the majority of votes cast is required for approval. Abstentions and broker non-votes will have no effect on the outcome of this proposal. As an advisory vote, this proposal is not binding. However, our board and compensation committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.
With respect to Proposal No. 4, the affirmative vote of the majority of votes cast is required for approval. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
How many votes do I have?
On each matter to be voted upon, you have one (1) vote for each share of Class A common stock you own as of the Record Date and ten (10) votes for each share of Class B common stock you own as of the Record Date.
What if I complete a Proxy Card but do not make specific choices?
If we receive a proxy instruction from you over the Internet, by telephone or mobile device or by mail that does not specify how your shares are to be voted, your shares will be voted “For” the election of each of the nine (9) nominees for director, “For” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, “For” the approval, on an advisory basis, of our executive compensation and “For” the approval of the Wayfair Inc. 2023 Incentive Award Plan. If any other matter is properly presented at the Annual Meeting, your designated proxy, if any, will vote your shares using his or her best judgment.

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Can I submit a question?
Stockholders who attend the Annual Meeting and log in as a stockholder using their control number (as described above) will also have an opportunity to submit questions in writing during the meeting. Stockholder questions or comments are welcome, but we will only answer questions pertinent to matters discussed at the Annual Meeting, subject to time constraints. Substantially similar questions may be grouped together. We will limit each stockholder to one question to allow us to answer questions from as many stockholders as possible.

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Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must vote pursuant to the instructions on each Notice.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three (3) ways:
•You may submit another properly completed proxy with a later date over the Internet, by telephone or mobile device or by mail.
•You may send a written notice that you are revoking your proxy to us at Wayfair Inc., 4 Copley Place, Boston, MA 02116, Attention: Secretary.
•You may attend the Annual Meeting via the Internet and vote online. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.
When are stockholder proposals due for the 2024 Annual Meeting of Stockholders?
If you are interested in submitting a proposal for potential inclusion in the proxy statement for our 2024 Annual Meeting of Stockholders, you must follow the procedures outlined in Rule 14a-8 of the Securities Exchange Act of 1934, as amended, or the Exchange Act. To be eligible for inclusion in the proxy statement, we must receive your stockholder proposal or information about your proposed director candidate at the address noted below no later than November 15, 2023. However, if the 2024 Annual Meeting of Stockholders is held before March 26, 2024 or after May 25, 2024, then we must receive your stockholder proposal or information about your proposed director candidate at the address noted below a reasonable time before we begin to print and mail our proxy materials for the 2024 Annual Meeting of Stockholders.
If you wish to present a proposal at the 2024 Annual Meeting of Stockholders, but do not wish to have the proposal considered for inclusion in our proxy statement and proxy card, you must also give written notice at the address noted below. We must receive this required notice by January 26, 2024, but no sooner than December 27, 2023. However, if our 2024 Annual Meeting of Stockholders is held before March 26, 2024 or after June 24, 2024, then we must receive the required notice of a proposal or proposed director candidate no earlier than the 120th day prior to the 2024 Annual Meeting and no later than the close of business on the later of (1) the 90th day prior to the 2024 Annual Meeting of Stockholders and (2) the 10th day following the date on which public disclosure was made of the date of the 2024 Annual Meeting of Stockholders. In addition, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 25, 2024.
Any proposals should be sent to us at Wayfair Inc., 4 Copley Place, Boston, MA 02116, Attention: Secretary.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid Annual Meeting. On the Record Date, there were 84,844,690 shares of Class A common stock and 25,691,352 shares of Class B common stock outstanding and entitled to vote. A quorum will be present if stockholders holding a majority of the voting power of the shares of our Class A common stock and Class B common stock (voting together as a single class) entitled to vote are present at the Annual Meeting or represented by proxy.

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Your shares will be counted towards the quorum only if you submit a valid proxy or vote at the Annual Meeting via the Internet. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the chairperson of the Annual Meeting or a majority in voting power of the shares entitled to vote at the Annual Meeting and present or represented by proxy, may adjourn the Annual Meeting to another time or place.
How can I find out the results of the voting at the Annual Meeting?
Voting results will be announced by the filing of a Current Report on Form 8-K with the Securities and Exchange Commission, or SEC, within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

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PROPOSAL NO. 1 ELECTION OF DIRECTORS
Our Board is currently composed of nine (9) individuals. Unless the Board determines that vacancies on the Board (including vacancies created by increases in the number of directors) shall be filled by the stockholders, and except as otherwise provided by law, vacancies on the Board may be filled only by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director.
The individuals below have been nominated to serve as directors and have each agreed to stand for re-election. Proxies cannot be voted for a greater number of persons than the number of nominees named. Each director elected will hold office from the date of their election by the stockholders until the subsequent annual meeting of stockholders or until their successor is elected and has been qualified, or until such director’s earlier death, resignation or removal.
Shares represented by executed proxies will be voted, unless abstained, for the election of the nine (9) nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.
Directors are elected by the affirmative vote of a plurality of the votes properly cast at the Annual Meeting. This means the nine (9) nominees who receive the most “FOR” votes will be elected to the Board as directors. You may vote “FOR” or “ABSTAIN” on each of the nominees. Shares represented by a properly submitted proxy card will be voted on Proposal No. 1 “FOR” the election of the nominees named herein at the Annual Meeting, unless otherwise marked. A broker non-vote or a properly executed proxy marked “ABSTAIN” with respect to a nominee will not be voted with respect to such nominee, although it will be counted for purposes of determining whether there is a quorum.
The following table sets forth our directors, all of whom are currently standing for re-election, and their respective ages, the year in which they first became a director and positions with us as of the Record Date:

Name	Age	Director Since	Position(s)
Niraj Shah	48	2002	Co-Founder, Chief Executive Officer and President, Director (Co-Chairman)
Steven Conine	50	2002	Co-Founder, Director (Co-Chairman)
Michael Choe	51	2020	Director
Andrea Jung	64	2018	Director
Jeremy King	54	2021	Director
Michael Kumin	50	2011	Lead Independent Director
Jeffrey Naylor	64	2018	Director
Anke Schäferkordt	60	2019	Director
Michael E. Sneed	63	2020	Director
Set forth below is biographical information for each nominee. Each nominee has extensive experience, education, attributes and skills that qualify him or her to serve as an effective Board member.

BOARD RECOMMENDATION
☑	THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH NAMED NOMINEE.

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CORPORATE GOVERNANCE
Our Board of Directors
Our Board is composed of nine (9) members with diverse backgrounds, experience and skills, including those set forth below. If a skill or experience listed below does not include all nine (9) Board members, it does not signify a director’s lack of ability to contribute in such area. Demographic information is self-disclosed by our directors.

Board Highlights
Independence			Tenure		Age

5	are nationally, ethnically and racially diverse*			2	are women*
*One director declined to disclose demographic background information.

	6	Public Company Board Service	9	Executive Leadership	5	Finance & Accounting Experience

	6	Technology Experience	9	Retail Experience	7	International Leadership

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Niraj Shah
Co-Founder and CEO
Director Since: 2002 ‖ Age: 48

Mr. Shah is our co‑founder and has served as our Chief Executive Officer and a member of our Board since 2002. Prior to co-founding Wayfair, Mr. Shah served as Chief Executive Officer for Simplify Mobile Corporation, an enterprise software company he co‑founded in 2001, and Entrepreneur‑in‑Residence at Greylock Partners, a venture capital firm, in 2001. Mr. Shah served in various roles at iXL Enterprises, Inc., including as Chief Operating Officer and a director, from 1998 to 2000, and as Chief Executive Officer of Spinners Incorporated, an IT consulting company he co‑founded, from 1995 to 1998. Mr. Shah received a B.S. from Cornell University. We believe Mr. Shah is qualified to serve on our Board due to the leadership and operational experience he brings as our Chief Executive Officer, as well as the vision and continuity he brings as our co‑founder.

Steven Conine
Co-Founder
Director Since: 2002 ‖ Age: 50

Mr. Conine is our co‑founder and has served as a member of our Board since 2002. He previously served as our Chief Technology Officer from 2002 until 2015. Prior to co-founding Wayfair, Mr. Conine served as Chief Technology Officer for Simplify Mobile Corporation, an enterprise software company he co‑founded in 2001, Chief Operating Officer for the London office of iXL Enterprises, Inc. from 1999 to 2000, and Chief Technology Officer of Spinners Incorporated, an IT consulting company he co‑founded, from 1995 to 1998. Mr. Conine has served on the board of directors of CarGurus, Inc. since June 2018. Mr. Conine received a B.S. from Cornell University. We believe Mr. Conine is qualified to serve on our Board due to the technological and operational experience he brings as a long-time executive at Wayfair, as well as the vision and continuity he brings as our co‑founder.

Michael Choe
Independent Director
Director Since: 2020 ‖ Age: 51

Mr. Choe has served as a member of our Board since May 2020. Mr. Choe has served as the Chief Executive Officer and Managing Director of Charlesbank Capital Partners, an investment management firm managing over $15 billion of cumulative capital raised since inception, since July 2017. Mr. Choe joined Harvard Private Capital Group, the predecessor to Charlesbank, in 1997, and was appointed as Managing Director in 2006 and President in 2014. Prior to that Mr. Choe was with McKinsey & Company, where he focused on corporate strategy work. Mr. Choe serves on the boards of several private companies. Mr. Choe holds a B.A. in biology from Harvard University. We believe Mr. Choe is qualified to serve on our Board due to his experience in the e-commerce industry as a private equity investor and his service on the board of directors of other retail and technology companies.

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Andrea Jung
Independent Director
Director Since: 2018 ‖ Age: 64

Andrea Jung has served as a member of our Board since May 2018. Ms. Jung has served as the President and Chief Executive Officer of Grameen America LLC, a nonprofit microfinance organization, since April 2014, where she also serves on the board of directors. Ms. Jung previously served as Executive Chairman of Avon Products, Inc., a personal care products company, from April 2012 to December 2012, and as Chairman of the board of directors of Avon from September 2001 to April 2012. Ms. Jung served as Chief Executive Officer of Avon from November 1999 to April 2012, and served as a member of the board of directors of Avon from January 1998 to December 2012. Ms. Jung has served on the board of directors of Apple Inc. since January 2008 and Unilever PLC and Unilever N.V. since May 2018, and previously served on the boards of General Electric Company from July 1998 to March 2018 and Daimler AG from April 2013 to April 2018. Ms. Jung is a graduate of Princeton University. We believe Ms. Jung is qualified to serve on our Board due to her board and executive-level experience in retail, technology and other businesses.

Jeremy King
Independent Director
Director Since: 2021 ‖ Age: 54

Mr. King has served as a member of our Board since August 2021. Since April 2019, Mr. King has served as Senior Vice President and Head of Engineering at Pinterest. Mr. King previously served as a senior executive of Walmart from 2011 to 2019, including as Executive Vice President and Chief Technology Officer, Walmart US and E-commerce from 2017 to 2019 and Chief Technology Officer and Senior Vice President, WalmartLabs from 2011 to 2017. Prior to joining Walmart, Mr. King served as Executive Vice President, Technology of LiveOps from 2008 to 2011 and as Vice President Software Development and Engineering of eBay from 2001 to 2008. Mr. King serves on the board of a private company. Mr. King holds a B.S. from San Jose State University. We believe Mr. King is qualified to serve on our Board due to his executive-level experience in the e-commerce and technology industries.

Michael Kumin
Lead Independent Director
Director Since: 2011 ‖ Age: 50

Mr. Kumin has served as a member of our Board since June 2011. Mr. Kumin has worked as an investment professional at Great Hill Partners, a private equity investment firm, since 2002 where he currently serves as a Managing Director. Mr. Kumin previously served on the board of directors of The RealReal, Inc. from May 2017 to August 2021 and Yoga Works, Inc. from July 2014 to October 2020. Mr. Kumin currently serves on the boards of several private companies. Mr. Kumin earned a B.A. in Public Policy and International Affairs at Princeton University. We believe Mr. Kumin is qualified to serve on our Board due to his experience in the e‑commerce industry as a private equity investor and his service on the board of directors of other retail and technology companies.

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Jeffrey Naylor
Independent Director
Director Since: 2018 ‖ Age: 64

Mr. Naylor has served as a member of our Board since January 2018. Mr. Naylor previously served as a senior executive with The TJX Companies, Inc., including as Chief Financial Officer from 2004 to 2006; as Chief Financial and Administrative Officer from 2006 to 2007; as Chief Administrative and Business Development Officer from 2007 to 2009; as Chief Financial and Administrative Officer from February 2009 to January 2012; as Chief Administrative Officer from January 2012 to February 2013; and as Senior Corporate Advisor from February 2013 to April 2014. Prior to joining TJX, Mr. Naylor served as Chief Financial Officer of Big Lots, Inc. from 2001 to 2004 and Chief Financial and Administrative Officer of Dade Behring, Inc. from 2000 to 2001. He is also the Managing Director of his consulting firm, Topaz Consulting, LLC, which he founded in April 2014. Mr. Naylor has served on the board of directors of Synchrony Financial since July 2014 and Dollar Tree, Inc. since March 2018. Mr. Naylor previously served on the board of Emerald Expositions from September 2013 to May 2021. Mr. Naylor received a B.A. from Northwestern University and an M.B.A. from the Kellogg Graduate School of Management at Northwestern University. We believe Mr. Naylor is qualified to serve on our Board due to his board, financial and executive-level experience both in retail and in other businesses.

Anke Schäferkordt
Independent Director
Director Since: 2019 ‖ Age: 60

Ms. Schäferkordt has served as a member of our Board since September 2019. Ms. Schäferkordt previously served as the Chief Executive Officer of RTL Television and Mediengruppe RTL Deutschland GmbH from 2005 to 2018 and the Co-Chief Executive Officer of RTL Group S.A. from 2012 to 2017. Ms. Schäferkordt was a member of the Executive Board of Bertelsmann SE & Co. KGaA from 2012 to 2018, a member of the BASF SE Supervisory Board from 2010 to 2022 and is currently a member of the BMW AG Supervisory Board. Ms. Schäferkordt is a graduate of Paderborn University. We believe Ms. Schäferkordt is qualified to serve on our Board due to her board and executive-level experience in media and international businesses.

Michael E. Sneed
Independent Director
Director Since: 2020 ‖ Age: 63

Mr. Sneed has served as a member of our Board since November 2020. Mr. Sneed served as Executive Vice President, Global Corporate Affairs and Chief Communications Officer at Johnson & Johnson from July 2018 to April 2022 where he led the company's global marketing, communication, design and philanthropy functions. Mr. Sneed originally joined Johnson & Johnson in 1983 and held multiple leadership positions, including joining the Executive Committee in July 2018 and becoming the Vice President, Global Corporate Affairs and Chief Communications Officer in 2017, the Company Group Chairman, Vision Care Franchise in 2007 and the Company Group Chairman, Consumer North America in 2004. Mr. Sneed holds a Master's degree from the Tuck School of Business at Dartmouth College and a B.A. from Macalester College. We believe Mr. Sneed is qualified to serve on our Board due to his executive-level experience in global technology and retail business.

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Code of Business Conduct and Ethics
Our Code of Business Conduct and Ethics applies to our directors, officers and employees, as well as independent contractors, consultants and others who do business with Wayfair. The code provides guidance and outlines expectations on key areas including insider trading, conflicts of interest, reporting of illegal or unethical behavior, and environmental, health and safety matters. A copy of the code may be found on our IR site under the link for “Governance.” We intend to make all required disclosures regarding any amendments to, or waivers from, any provisions of the code at the same location of our website.
Corporate Governance Guidelines
Our Board adopted Corporate Governance Guidelines to ensure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of the company’s stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to Board composition and selection, Board meetings and involvement of senior management, succession planning, and Board committees and compensation. A copy of the Corporate Governance Guidelines may be found on our IR site under the link for “Governance.”
Anti-Hedging and Anti-Pledging Policies
Our Insider Trading Policy prohibits any officer, director, or employee from engaging in hedging transactions with respect to our equity securities. Similarly, officers, directors and employees are prohibited from holding our equity securities in a margin account or pledging securities as collateral for a loan, except that our compensation committee may permit the pledge of equity securities as collateral for a loan (not including margin debt) in limited circumstances if a person requests to do so and demonstrates the financial capacity to repay the loan. The compensation committee may approve or deny the request in its sole discretion. For the year ended December 31, 2022, no such requests were made by our named executive officers or members of our Board.
Independence of the Board
Our Board has determined that all of our directors that served in the past fiscal year, other than Messrs. Shah and Conine, qualify as “independent” directors in accordance with the rules and regulations of the New York Stock Exchange, or NYSE. Each of Messrs. Shah and Conine is not considered independent because he is an employee of the company. In making its independence determinations, the Board considered, among other things, relevant transactions between the company and entities associated with the independent directors, as described under the heading “Certain Relationships and Related Party Transactions,” and determined that none have any relationship with the company or other relationships that would impair the directors' independence.
Further, the Board has determined that each member of each of the committees of the Board is currently independent in accordance with the rules and regulations of the NYSE and Rule 10a-3(b)(1) under the Exchange Act. There are no family relationships among any of our directors or executive officers.
Leadership Structure of the Board
Our Board is currently co-chaired by Niraj Shah, our Co-Founder and Chief Executive Officer, and Steven Conine, our Co-Founder. Our Board has established the position of lead independent director and elected Mr. Kumin as our lead independent director. As lead independent director, Mr. Kumin presides over meetings of our independent directors, serves as a liaison between our co-chairmen of the Board and the independent directors and performs such additional duties as our Board may otherwise determine and delegate. Our bylaws and Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of chairman of the Board and Chief Executive Officer and/or utilize a lead director in accordance with its determination that one or the other structure would be in the best interests of our company. Our Board has concluded that our existing leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

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Role of Board in Risk Oversight Process
Risk assessment and oversight are an integral part of our governance and management processes. Our Board, as a whole and through its committees, has responsibility for overall risk management. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations.
The following are risk-related responsibilities and functions performed by our Board, its committees and management in accordance with our governance documents and internal risk management policies:
The Board of Directors
•Ultimately responsible for risk oversight of the company, including, among other risks: cybersecurity; privacy; environmental; social, and governance (“ESG”); product and safety; legal and regulatory matters; compensation; and other critical evolving areas of risk.
•Assigns specific risk oversight duties to Board committees.
•Receives reports, briefings and presentations from senior management at regular Board meetings.
The Audit Committee
•Responsible for reviewing and discussing our policies with respect to risk assessment and risk management, which includes overseeing our major financial, privacy, security, cybersecurity, and technology risk exposures and the steps our management has taken to monitor and control these exposures, monitoring compliance with legal and regulatory requirements, overseeing the design and implementation of our internal audit function, and considering (and approving or disapproving) any related party transactions.
•Receives reports, briefings and presentations from senior management at quarterly audit committee meetings, including deep dives on a rotating basis into specific areas of risk and regular enterprise risk management updates.
The Compensation Committee
•Oversees and reviews compensation-related risks, including assessing and monitoring whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
•Reviews conflicts of interest involving advisors to the compensation committee.
The Nominating and Corporate Governance Committee
•Oversees and reviews governance-related risks, including assessing and monitoring the effectiveness of our corporate governance guidelines.
•Oversees our corporate responsibility and sustainability programs, including ESG-related strategy, initiatives and risks.
•Identifies, interviews and performs due diligence on potential board members, evaluates the independence of each director and director candidate and oversees the annual self-evaluations of the Board.
Management
•Identifies, mitigates and eliminates risks and develops risk controls related to significant business activities.
•Discusses strategic and operational risks at regular management meetings and standing 360 degree business review meetings across the organization.
•Conducts specific strategic planning and review sessions throughout the year that include a focused discussion and analysis of the risks facing the company.
•Reviews risks with the Board and the audit committee at regular meetings, with presentations that focus on particular business functions, operations or strategies, as well as the steps taken to mitigate or eliminate such risks.

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Board Meetings and Committees
Our Board meets on a regular basis during the year. Our Board met four (4) times in 2022. Each of the incumbent directors attended 75% or more of the aggregate number of meetings of the Board and all committees of the Board on which he or she served held during the period for which he or she was a director in 2022. All of our current directors attended our 2022 annual meeting of stockholders. We have encouraged all of our directors and nominees for director to attend our Annual Meeting; however, attendance is not mandatory.
Our Board has established three standing committees—audit, compensation and nominating and corporate governance—each of which operates under a charter that has been approved by our Board and that satisfies the applicable standards of the SEC and NYSE. The table below provides current committee composition as well as meeting information for the last year.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Independent
Niraj Shah
Steven Conine
Michael Choe
Andrea Jung
Jeremy King
Michael Kumin		*	*
Jeffrey Naylor	*
Anke Schäferkordt
Michael E. Sneed
Total Meetings in 2022 (1)	5	3	0
*Committee Chair
(1) The nominating and corporate governance committee typically acts by written consent.
The functions performed by these committees are set forth in more detail in their charters, which may be found on our IR site under the link for “Governance”, and are summarized below.
Audit Committee
Our audit committee oversees our corporate accounting and financial reporting process as well as our risk assessment and risk management policies. Among other matters, the audit committee:
•appoints and determines the compensation and retention of our independent registered public accounting firm;
•evaluates the independent registered public accounting firm’s qualifications, independence and performance;
•determines the engagement of the independent registered public accounting firm;
•reviews and approves the scope of the annual audit and the audit fee;
•discusses with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly and annual financial statements;
•approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;
•monitors the rotation of partners of the independent registered public accounting firm on our engagement team as required by law;
•reviews our financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;

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•reviews annual reports from the independent registered public accounting firm regarding its internal quality control procedures;
•oversees the company’s enterprise risk management function and discusses the company’s policies with respect to risk assessment and risk management;
•provides oversight of our compliance with legal and regulatory requirements;
•reviews our critical accounting policies and estimates;
•provides oversight of our internal audit function;
•is responsible for investigating any reports received by our whistleblower portal or hotline; and
•reviews, at least annually, the audit committee charter and the committee’s performance.
Our Board has determined that each of our current committee members, Messrs. Choe and Naylor and Ms. Schäferkordt, is an independent director under NYSE rules and under Rule 10A-3 under the Exchange Act. All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the NYSE. Our Board has determined that Mr. Naylor is an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable NYSE rules and regulations.
Compensation Committee
The compensation committee’s responsibilities include:
•reviewing and approving corporate goals and objectives relevant to compensation of our Chief Executive Officer, evaluating the performance of the Chief Executive Officer in light of those goals and objectives and, based upon this evaluation (either alone or, if directed by our Board, in conjunction with a majority of the independent directors on our Board), setting the Chief Executive Officer’s compensation;
•reviewing and setting or recommending to our Board the compensation of our executive officers other than the Chief Executive Officer;
•reviewing and recommending to our Board the compensation of our directors;
•reviewing and approving or recommending to our Board our incentive compensation and equity-based plans and arrangements;
•preparing the Compensation Committee Report on executive officer compensation as required by the SEC to be included in our annual proxy statement or annual report on Form 10-K and reviewing and discussing the Compensation Discussion and Analysis, or CD&A, with our management and considering whether to recommend to our Board that the CD&A be included in the appropriate filing;
•reporting regularly to our Board regarding its activities; and
•reviewing and evaluating, at least annually, the performance of the compensation committee and its members, and periodically reviewing and reassessing its charter.
Our Board has determined that each of our current committee members, Messrs. Kumin and Sneed and Ms. Jung, is independent under the applicable rules and regulations of the NYSE and is a “non-employee director” as defined under Rule 16b-3 of the Exchange Act.
Nominating and Corporate Governance Committee
The nominating and corporate governance committee’s responsibilities include:
•identifying individuals qualified to become Board members;
•recommending to our Board the persons to be nominated for election as directors and to each of our Board’s committees;
•reviewing and making recommendations to our Board with respect to management succession planning;
•developing and recommending to our Board a set of corporate governance guidelines and principles, and reviewing and reassessing the adequacy of such guidelines;
•overseeing our corporate responsibility and sustainability programs, including ESG-related strategy, initiatives and risks;
•overseeing the evaluation of our Board and its various committees; and
•reviewing and evaluating, at least annually, the performance of the nominating and corporate governance committee and its members, and periodically reviewing and reassessing its charter.
Our Board has determined that each of our current committee members, Ms. Jung and Messrs. King and Kumin, is an independent director under the applicable rules and regulations of the NYSE.

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Director Nomination Process
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to Board members and others for recommendations; meetings from time-to-time to evaluate biographical information and background material relating to potential candidates; and interviews of selected candidates by members of the nominating and corporate governance committee, the Board and members of senior management. The nominating and corporate governance committee may also retain the services of an executive search firm to help identify and evaluate potential director candidates.
In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, our nominating and corporate governance committee considers the qualifications set forth in our Corporate Governance Guidelines, which are available on our IR site under the link for “Governance.” These qualifications include highest personal and professional ethics, integrity and values. Additional criteria may also include the candidate’s ability to make independent judgments, a general understanding of our business, service on other boards, professional background, education and diversity, as well as personal skills and knowledge with respect to technology, retail, finance, accounting, leadership and any other areas. The committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for any prospective nominee.
When recommending to the Board the nominees for election as directors, our nominating and corporate governance committee shall consider candidates proposed by stockholders, and shall apply the same criteria and follow substantially the same process in considering such candidates as it does in considering other candidates. Stockholders nominating director candidates must follow the procedures set forth under the section herein titled “INFORMATION ABOUT THE PROXY PROCESS AND VOTING”, “When are stockholder proposals due for the 2024 Annual Meeting of Stockholders?”.
You can find more detailed information on our process for selecting Board members and our criteria for Board nominees in our Corporate Governance Guidelines, which are available on our IR site under the link for “Governance.”
Stockholder Communications with the Board
Stockholders and other interested parties may communicate with the Board, or any individual member of the Board, at the following address:
Wayfair Inc.
4 Copley Place
Boston, MA 02116
Attention: Secretary
Communications must state the number of shares owned by the person making the communication, if any. Our Secretary will review and forward such communication to all of the members of the Board or to the individual director(s) to whom the communication is addressed unless the communication is unduly frivolous, hostile, threatening or similarly inappropriate, in which case, our Secretary may disregard the communication in his or her discretion.
Compensation Committee Interlocks and Insider Participation
Prior to February 7, 2022, the members of our compensation committee were Ms. Jung and Messrs. Kumin and Naylor. On February 7, 2022, Mr. Naylor resigned from the compensation committee and Mr. Sneed joined the compensation committee. No member of our compensation committee during our last fiscal year is or has been a current or former officer or employee of Wayfair Inc. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of our compensation committee during our last fiscal year.

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Environmental, Social and Governance (ESG) Matters and Corporate Responsibility
Environmental, social, and governance issues are an important part of our business strategy. Our focus on corporate responsibility helps us earn trust from our customers, employees, suppliers, and shareholders. Through our corporate responsibility work, we uphold ethical business practices, invest in our surrounding communities and environment in a way that is consistent with our core values, and address how our company impacts both the planet and society.
We continue to focus our corporate responsibility efforts under the following key pillars:

Our Communities Fostering a feeling of home for all	Our commitment to support the communities where we operate with the resources they need most to build a better home for the future.
Our Planet Protecting our shared home	Our commitment to prioritizing business initiatives that create a safer and more sustainable future in people’s lives.
Our Workplace Building a more inclusive Wayfair	Our commitment to building a diverse, equitable and inclusive workplace that mirrors the markets we serve.

Corporate governance is foundational to our corporate responsibility and sustainability programs and we work actively with management and our Board on our initiatives. The Board, through our Nominating and Corporate Governance Committee, oversees our ESG-related strategy, initiatives and risks. The Nominating and Corporate Governance Committee receives regular updates from senior management as well as our Executive Impact Council, which is divided into committees designed to address key pillars of corporate responsibility and sustainability.
New Climate Change Emissions Goal
We are committed to reducing our operational energy use and investing in renewable energy. In 2022, we announced a goal to reduce our Scope 1 (direct emissions) and Scope 2 (emissions related to the purchase of electricity) by 63% over our 2020 baseline by 2035 and to explore initiatives to address our Scope 3 (indirect emissions). We also ran our first comprehensive energy efficiency audits to identify retrofits for select, existing facilities and continued to make investments in renewable energy projects in markets where we operate.
Inaugural Corporate Responsibility Report
In 2022, we released our inaugural Corporate Responsibility Report, which is available on our About Us site (aboutwayfair.com) under the link for “Our Impact”. This site also contains our Diversity, Equity & Inclusion Report and additional information regarding our corporate responsibility, sustainability, ESG and diversity, equity and inclusion programs. Information appearing on Wayfair.com, aboutwayfair.com and our other affiliated sites is not part of and is not incorporated by reference in this proxy statement.
Other Program Highlights
•We recognize that we have a responsibility to protect our planet as the home for future generations, and we are committed to being part of the solution. We’re taking a value chain approach to addressing our environmental footprint — starting with our own operations and working with suppliers, partners, and customers to reduce our upstream and downstream impacts.
◦Sustainable Products: In 2022, we expanded our Shop Sustainably offering, which allows shoppers to easily find sustainable products that adhere to a wide-variety of third-party certifications.
•We are committed to integrating diversity, equity, and inclusion, or DEI, into every aspect of our organization — across all teams, levels, and geographies — so that each person feels empowered to bring their whole self to work every day, to the degree that they choose.

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◦DEI: In 2022, we launched the Sobriety Network, a new Affinity Group, or AG, for employees who are on a sober journey as well as their allies. We also implemented a new global structure for our Employee Resource Groups, or ERGs, providing more stability and dedicated support for our 15 ERGs and AGs.
•We are committed to supporting our employees in their desire to be good corporate citizens to both their communities and their fellow Wayfarians.
◦Employee Volunteerism: Every year, all full-time employees receive a paid day of service, and part-time employees receive a half day, in addition to all other paid time off. In 2022, employees volunteered over 4,000 hours, supported 13 Habitat for Humanity builds and packed over 5,300 hygiene kits for the homeless.
◦Workplace Giving: In 2022, we implemented a workplace giving platform allowing employees to seamlessly leverage a $500 annual donation matching benefit.
◦Employee Emergency Support: In 2022, we also launched the first Wayfair Emergency Relief Fund through the Emergency Assistance Foundation to support employees who are in need of immediate financial assistance following an unforeseen disaster or personal hardship.
•The Wayfair Supplier Code of Conduct, or SCOC, establishes standards for our suppliers to engage with Wayfair and its customers in an equitable, inclusive, honest, non-discriminatory, and professional manner.
◦Supply Chain Management: We recently updated our SCOC to include more robust responsible sourcing policies, adding even more resources to our commitment and requirement that all suppliers and their supply chains comply with applicable laws related to forced labor and human trafficking, as well as child labor, working hours, harassment, abuse, discrimination, product safety and factory safety.
•We are focused on protecting the personal data of our future, current, and past customers, employees, and partners.
◦Data Security and Customer Privacy: In 2022, we focused on additional automation and self-service for customer management of privacy settings on our sites.

In part because of these ongoing efforts, we are honored and proud to be recognized by organizations across the globe for being a great place to work. In 2022, we were again recognized by Fortune as one of the World’s Most Admired Companies for the fifth year in a row and by Forbes as one of the World’s Best Employers as well as one of America's Best Employers for Diversity. Additionally, we received a 100% score on the Human Rights Campaign for Best Places to Work for LGBTQ+ Equality.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
We describe below transactions and series of similar transactions, since the start of our last fiscal year, with our executive officers, directors or holders of more than 5% of our common stock (or, in each case, their affiliates or immediate family members), each of whom we refer to as a “related party,” in which the amounts involved exceeded $120,000.
We entered into the following transactions in the ordinary course of business:
•We paid approximately $944,484 to CO9 Design, a supplier, in ordinary course supplier payments. Sarah Conine, the sister of Steven Conine, our co-founder, executive officer and director, owns CO9 Design.
•We paid approximately $1.3 million to Apple Inc., the technology company, in advertising costs and hardware and software purchases. Andrea Jung, a member of our Board, is a member of the board of directors of Apple Inc.
•We paid approximately $1.6 million to entities owned jointly by Niraj Shah and Steve Conine, our co-founders, in reimbursements for business-related travel services for certain of our executive officers, including Mr. Shah and Mr. Conine. Mr. Shah and Mr. Conine beneficially own 100% of two aircraft, which are used by Mr. Shah, Mr. Conine and our other executive officers from time to time for business trips. The reimbursement rate for use of these aircraft is $8,500 per hour. This hourly reimbursement rate was based upon a competitive analysis of comparable chartered aircraft rates that showed that the reimbursement rate is at or below market rates for the charter of similar aircraft. Due to the fact that the hourly rate paid for the use of these aircraft is less than the actual operational costs incurred by Mr. Shah and Mr. Conine as owners of these aircraft, Mr. Shah and Mr. Conine do not profit from the use of their aircraft.
•We paid approximately $41.5 million to Pinterest, Inc. and its affiliated companies in ordinary course advertising and marketing costs. Jeremy King, a member of our Board, is the Senior Vice President and Head of Engineering of Pinterest.
Our Board has adopted written policies and procedures for the review of any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which Wayfair (including any of its subsidiaries) is or will be, a participant, where the amount involved exceeds $120,000 in any one fiscal year, and a related party had, has or will have a direct or indirect material interest.
If a related party proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related party transaction,” the related party is required to report the proposed related party transaction to our general counsel. The proposed related party transaction will be reviewed and, if deemed appropriate, approved by our audit committee. The reporting, review and approval will occur prior to entry into the transaction. Any related party transactions that are ongoing in nature will be reviewed annually.
A related party transaction reviewed under the policy will be considered approved if it is authorized by the audit committee after full disclosure of the related party’s interest in the transaction. In reviewing and approving any such transactions, the audit committee will be tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related party’s interest in the transaction.

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PROPOSAL NO. 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of our Board has engaged Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2023, and is seeking ratification of such selection by our stockholders at the Annual Meeting. Ernst & Young LLP has audited our financial statements since the year ended December 31, 2012. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm. However, the audit committee is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain Ernst & Young LLP. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the company and our stockholders.
Principal Accountant Fees and Services
The following table provides information regarding the fees incurred to Ernst & Young LLP during the years ended December 31, 2022 and 2021. All fees described below were approved by the audit committee.

	Year Ended
	December 31, 2022	December 31, 2021
Audit Fees (1)	$2,239,809	$2,475,188
Audit-Related Fees	—	—
Tax Fees (2)	—	55,000
All Other Fees (3)	3,240	7,155
Total Fees	$2,243,049	$2,537,343
(1)Audit fees of Ernst & Young LLP for 2022 and 2021 were for professional services rendered in connection with the annual audit of our consolidated financial statements and internal controls over financial reporting, the review of our quarterly condensed consolidated financial statements, consultations on accounting matters directly related to the audit, issuance of comfort letters and related accounting, consents and assistance with and review of documents filed with the SEC.
(2)Tax fees of Ernst & Young LLP for 2021 were for fees billed for services rendered for tax compliance, tax advice, and tax planning.
(3)All other fees of Ernst & Young LLP for 2022 and 2021 were for access to Ernst & Young LLP’s online accounting research tool.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee charter provides that the audit committee must pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval would generally be requested annually, with any pre-approval detailed as to the particular service, which must be classified in one of the four categories of services listed above. The audit committee may also, on a case-by-case basis, pre-approve particular services that are not contained in the annual pre-approval request. In connection with this pre-approval policy, the audit committee also considers whether the categories of pre-approved services are consistent with the rules on accountant independence of the SEC and the Public Company Accounting Oversight Board, or the PCAOB. The audit committee has pre-approved all services performed since our policy on pre-approval of audit and non-audit services was adopted.

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In order for Proposal No. 2 to be approved, holders of a majority of the votes properly cast at the Annual Meeting must vote “FOR” Proposal No. 2. Abstentions and broker non-votes are not votes cast and will not be counted either “FOR” or “AGAINST” the proposal. Therefore, abstentions and broker non-votes will have no effect on the proposal.

BOARD RECOMMENDATION
☑	THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL NO. 2.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of Wayfair Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
The primary purpose of the audit committee is to oversee our financial reporting processes on behalf of our Board. The audit committee’s functions are more fully described in its charter, which is available on our IR site under the link for “Governance.” Management has the primary responsibility for our financial statements and reporting processes, including our systems of internal controls. Ernst & Young LLP, our independent registered public accounting firm for fiscal year 2022, is responsible for expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States and the effectiveness of our internal control over financial reporting.
The audit committee is also responsible for appointment, compensation, retention and oversight of the work of the independent auditor, including pre-approving any audit and non-audit service provided to the company by the independent auditor, periodically reviewing and evaluating the performance of the lead audit partner, as well as reviewing and considering the selection of the lead audit partner. The audit committee also periodically considers whether there should be a rotation of the company’s independent registered public accounting firm. In addition to Ernst & Young LLP’s independence from Wayfair and management, the audit committee also considers several other factors in deciding whether to re-engage Ernst & Young LLP, including: the quality of Ernst & Young LLP’s staff, work and quality control; Ernst & Young LLP’s policies related to independence; Ernst & Young LLP’s global reach; and Ernst & Young LLP’s capability and expertise to perform an audit of the company’s financial statements and internal control over financial reporting, given the breadth and complexity of Ernst & Young LLP’s business and global footprint.
In fulfilling its oversight responsibilities, the audit committee reviewed with management and Ernst & Young LLP the audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.
The audit committee also discussed with Ernst & Young LLP the matters that are required to be discussed by the PCAOB, as adopted in Auditing Standard No. 1301, Communications with Audit Committees. Ernst & Young LLP has also provided the audit committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and the audit committee has discussed with Ernst & Young LLP that firm’s independence. The audit committee has concluded that Ernst & Young LLP’s provision of audit and non-audit services to Wayfair and its affiliates is compatible with Ernst & Young’s independence. Finally, the audit committee discussed with Ernst & Young LLP, with and without management present, the scope and results of Ernst & Young LLP’s audit of such financial statements.
Based on these reviews and discussions, the audit committee has recommended to our Board that such audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC. The audit committee also has engaged Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 and is seeking ratification of such selection by the stockholders.

By the Audit Committee of the Board of Directors of Wayfair Inc.:
Jeffrey Naylor (Chairperson) Michael Choe Anke Schäferkordt

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PROPOSAL NO. 3 NON-BINDING ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
As required pursuant to Section 14A of the Securities Exchange Act of 1934, our board is asking that stockholders cast a non-binding, advisory vote FOR the following resolution:
“RESOLVED, that the compensation of the company's named executive officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement, is hereby approved.”
This proposal, commonly known as a “say-on-pay” proposal, gives you as a stockholder the opportunity to express your views on our named executive officers’ compensation. This vote is not intended to address any specific element of our compensation programs, but rather the overall compensation of our named executive officers and the philosophies, policies and practices described in this Proxy Statement.
As described in the “Compensation Discussion and Analysis” section of this Proxy Statement, or CD&A, our compensation philosophy is weighted towards providing equity awards that focus on long-term performance, which we believe helps to retain our executives and aligns their interests with those of our stockholders by allowing them to participate in the longer-term success of our company as reflected in stock price appreciation. Stockholders are urged to read our CD&A, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and related compensation tables and narrative, which provide detailed information on the compensation of our named executive officers.
At our 2022 Annual Meeting of Stockholders, our stockholders approved, on an advisory basis, a frequency of every three (3) years for casting advisory votes approving our executive compensation. Due to the vote of stockholders on the matter, as well as the long-term focus of our compensation philosophy, we adopted a three-year interval for the advisory vote on executive compensation. Accordingly, after the Annual Meeting, our next such stockholder advisory vote will occur at our 2026 annual meeting of stockholders.
Although the vote you are being asked to cast is non-binding, we value the views of our stockholders, and the compensation committee and our Board will consider the outcome of the vote when making future compensation decisions for our named executive officers.
In order for Proposal No. 3 to be approved, holders of a majority of the votes properly cast at the Annual Meeting must vote “FOR” Proposal No. 3. Abstentions and broker non-votes are not votes cast and will not be counted either “FOR” or “AGAINST” the proposal. Therefore, abstentions and broker non-votes will have no effect on the proposal.

BOARD RECOMMENDATION
☑	THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL NO. 3.

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PROPOSAL NO. 4 APPROVAL OF WAYFAIR INC. 2023 INCENTIVE AWARD PLAN
Overview
We are asking our stockholders to approve the Wayfair Inc. 2023 Incentive Award Plan (the “2023 Plan”). The 2023 Plan was approved by the Board on March 2, 2023. A copy of the 2023 Plan is attached hereto as Annex A and is incorporated herein by reference subject to approval from our stockholders at the Annual Meeting. Subject to stockholder approval of this Proposal No. 4, the 2023 Plan will, among other things, allow the issuance of up to 15,000,000 shares of Class A common stock for compensation to our employees and directors. The 2023 Plan will replace our 2014 Incentive Award Plan, as amended (the “2014 Plan”). If the 2023 Plan is approved by our stockholders, the 2014 Plan will no longer be used for further awards. If the 2023 Plan is not approved by our stockholders, it will not become effective, the 2014 Plan will continue in effect, and we may continue to grant awards under the 2014 Plan, subject to its terms, conditions and limitations, using the shares available for issuance thereunder.
The Board adopted the 2014 Plan in 2014, and on October 13, 2022 the stockholders approved Amendment No. 1 to the 2014 Plan (the “Amendment”) to increase the number of shares of Class A common stock authorized for issuance under the 2014 Plan by 5,000,000 shares. In connection with the Amendment, we notified stockholders of our intent to reevaluate our compensation needs and projected share usage in the first half of 2023 to determine if at our 2023 Annual Meeting of Stockholders we would seek approval of a new equity incentive plan since the 2014 Plan is set to expire in 2024. In determining to approve the 2023 Plan, the Board considered the number of shares remaining under the 2014 Plan, the upcoming expiration of the 2014 Plan in 2024, and our need to continue to offer a competitive equity incentive program to current employees and new talent.
We believe approval of the 2023 Plan is necessary for us to continue to offer a competitive broad-based equity incentive program that enables us to recruit, motivate and retain talented and highly qualified employees and directors who are critical to our ability to successfully operate our business. If we were unable to continue to grant competitive equity awards, we may be required to offer additional cash-based incentives as a means of competing for talent. This could have a significant effect on our financial and operating results, and put us at a competitive disadvantage in the market for talent, and it could also reduce the alignment between the interests of our employees and those of our stockholders.
In designing the 2023 Plan, our Board and compensation committee worked with management to evaluate a number of factors, including our corporate strategy and compensation needs, our compensation philosophy of broad-based eligibility for equity incentive awards, our recent and projected share usage, share usage at peer companies and the total potential dilution of the proposed 2023 Plan. The Board and compensation committee believe that approving the 2023 Plan is appropriate and in the best interests of stockholders given the highly competitive environment in which we compete for talent, the recent volatility in the capital markets and its impact on our stock price, and our projected share usage.
Stockholder Approval
If this Proposal No. 4 is approved by our stockholders, the 2023 Plan will become effective as of the date of the Annual Meeting. In the event that our stockholders do not approve this Proposal No. 4, the 2023 Plan will not become effective.
Shares Available and Outstanding Awards
As of February 27, 2023, there were 4,581,685 shares of Class A common stock available for awards under the 2014 Plan. As of February 27, 2023, there were approximately 8,026,875 outstanding unvested full value awards with time-based vesting. Other than the foregoing, no awards were outstanding under our equity compensation plans as of February 27, 2023. The closing price of our Class A common stock as reported by the NYSE on February 27, 2023 was $39.18.

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Benefits of the 2023 Plan
We believe that equity is a key element of our compensation package and that equity awards encourage employee loyalty and align employee interests directly with those of our stockholders. The 2023 Plan allows us to provide employees, consultants and directors with equity incentives that are competitive with the market.
The 2023 Plan reflects a broad range of compensation and governance best practices. These include:
•Stockholder approval is required for additional shares. The 2023 Plan does not contain an annual “evergreen” provision. The 2023 Plan authorizes a fixed number of shares, so that stockholder approval is required to issue any additional shares under the 2023 Plan.
• Limit on non-employee director compensation. The aggregate value of all cash and equity-based compensation paid or granted by the Company to any individual for service as a non-employee director with respect to any fiscal year will not exceed a total of $1,000,000, except the limit may be increased by $200,000 as the Board (excluding any director receiving such additional compensation) may deem necessary to compensate a non-employee director for service on a special purpose committee or for other special or extraordinary service. This limit may not be increased without the approval of our stockholders.
•Restrictions on Dividends and Dividend Equivalents. The 2023 Plan provides that no dividends or dividend equivalents may be paid with respect to any shares of our common stock subject to an award granted under the 2023 Plan before the date such award has vested.
•No Liberal Share Recycling on Options or Stock Appreciation Rights. The 2023 Plan provides that shares delivered or withheld by us in payment of the exercise price of an option and/or the tax withholding obligations relating to an award that is not a full-value award, shares subject to stock appreciation rights that are not issued on settlement of stock appreciation rights that are exercised, and shares purchased on the open market by us with the cash proceeds received from the exercise of options will not be added back to the number of shares remaining available for issuance under the 2023 Plan.
•“Claw back” of Awards for misconduct. As provided in the 2023 Plan and/or applicable award agreement, the administrator may cancel outstanding awards or, in some cases, “claw back” awards previously granted if an award recipient engages in an act of misconduct as described in the 2023 Plan, as well as where such “claw back” is required by applicable law.
•No “single-trigger” vesting. The 2023 Plan does not provide for any right to single-trigger vesting on a change in control.
•No reload awards. The 2023 Plan does not provide for “reload” grants of additional awards upon exercise of a stock option or stock appreciation right.
•No repricing. Without obtaining stockholder approval, we may not amend any stock option or stock appreciation right to reduce its exercise price, including by replacing such award with a stock option or stock appreciation right with a lower exercise price, or cancel any stock option or stock appreciation right in exchange for cash or another award when the exercise price of such stock option or stock appreciation right exceeds the fair market value of our common stock.
We Manage Our Equity Incentive Award Use Carefully
We believe that equity incentive awards are a vital part of our overall compensation program, and we grant awards to motivate and retain our employees. However, we recognize that this compensation philosophy dilutes existing stockholders, and, therefore, we must responsibly manage the growth of our equity compensation program. We are committed to monitoring our equity compensation share reserve carefully by granting the appropriate number of awards necessary to attract, retain and motivate our employees, directors and consultants, while focusing on maximizing stockholders’ value and balancing this against the current volatility in the markets.

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The Size of Our Share Reserve Request Is Reasonable
If this Proposal No. 4 is approved by our stockholders, then subject to adjustment for certain changes in our capitalization, we will have 15,000,000 shares of Class A common stock available for grant under the 2023 Plan, plus the number of shares that are available for grant under the 2014 Plan when the 2023 Plan becomes effective, as well as certain shares subject to existing 2014 Plan awards (as described below), as such shares become available from time to time.
Summary of the 2023 Plan
The principal features of the 2023 Plan are summarized below. This summary is not a complete description of the 2023 Plan and is qualified in its entirety by reference to the 2023 Plan which is attached to this Proxy Statement as Annex A.
Administration. The 2023 Plan will be administered by the compensation committee. The compensation committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants and to determine the specific terms and conditions of each award, subject to the provisions of the 2023 Plan. Subject to certain limitations and guidelines, as well as applicable laws, the Board or the compensation committee may delegate to a committee of one or more members of the Board or one or more officers of the company or to such other person or body as it deems appropriate the authority to grant or amend awards under the 2023 Plan or to take other administrative action for individuals who are not subject to Section 16 of the Exchange Act or such persons to whom authority to grant or amend awards has been delegated.
Plan Limits. The maximum number of shares of Class A common stock that may be issued under the 2023 Plan is the sum of: (i) 15,000,000 shares of Class A common stock, (ii) any shares of Class A common stock that are available for grant under the 2014 Plan as of the effective date of the 2023 Plan and (iii) any shares of Class A common stock which are subject to 2014 Plan awards and become available for issuance under the 2023 Plan after the effective date of the 2023 Plan. In this regard, if shares subject to an award under the 2023 Plan or the 2014 Plan are forfeited or expire or if an award under the 2023 Plan or the 2014 Plan is settled for cash or is converted to shares of an unrelated entity in connection with a corporate transaction, such shares may, to the extent of such forfeiture, expiration, cash settlement or conversion, be used again for new grants under the 2023 Plan. Additionally, any shares subject to a full value award granted under the 2023 Plan or the 2014 Plan that are retained by the Company to satisfy tax withholding obligations will be available for the grant of new awards under the 2023 Plan. However, any shares tendered or withheld to satisfy the exercise price or tax withholding obligation pursuant to an award other than a full value award, as well as shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the SAR and any shares purchased on the open market with the cash proceeds from the exercise of options, may not be used for new grants. There are certain limits on the number of awards that may be granted under the 2023 Plan. For example, no more than 15,000,000 shares of Class A common stock may be granted in the form of incentive stock options.
Eligibility. All of our officers, employees, non-employee directors and consultants are eligible to participate in the 2023 Plan, subject to the discretion of the administrator. As of February 27, 2023, approximately 17,000 individuals were eligible to participate in the 2014 Plan, which includes six (6) executive officers, 16,987 employees who are not executive officers, seven (7) non-employee directors and zero (0) consultants.
Non-Employee Director Compensation Limit. The 2023 Plan provides that the aggregate grant date fair value of all awards payable in shares of Class A common stock and the maximum cash value of any other award granted under the 2023 Plan to any non-employee director as compensation for services as a non-employee director, together with cash compensation paid to such director in the form of Board and committee retainer, meeting or similar fees, during any calendar year may not exceed $1,000,000. This limit is increased by $200,000 as the Board may deem necessary to compensate a director for service on a special purpose committee or for other special or extraordinary service, as determined in the discretion of the Board excluding any director receiving such additional compensation.
Types of Awards. The 2023 Plan provides for the grant of the following types of awards:
•Stock Options. The 2023 Plan permits the granting of (1) options to purchase Class A common stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and (2) options that do not so qualify. Options granted under the 2023 Plan

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will be non-qualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may be granted only to employees of Wayfair and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive stock options and to non-employee directors and consultants. The exercise price of each option may not be less than 100% of the fair market value of the Class A common stock on the date of grant unless otherwise determined by the administrator. In the case of an incentive stock option that is granted to a greater than 10% owner, the exercise price of such incentive stock option shall be not less than 110% of the fair market value on the grant date. Fair market value for this purpose is determined by reference to the closing price of the shares of Class A common stock on the NYSE.
◦The term of each option is fixed by the administrator and generally may not exceed ten years from the date of grant (or five years from the date of grant in the case of an incentive stock option granted to a greater than 10% owner). The administrator will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the administrator. In general, unless otherwise permitted by the administrator, no option granted under the 2023 Plan is transferable by the optionee other than by will or by the laws of descent and distribution or, subject to the consent of the administrator, pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, unless the option has been disposed of pursuant to a domestic relations order.
◦Upon exercise of options, the option exercise price must be paid in full by the method or methods determined by the administrator, including: (i) cash, wire transfer of immediately available funds or check, (ii) shares of Class A common stock having a fair market value equal to the payment required and held for such period of time as may be established or required by the administrator, (iii) delivery of a written or electronic notice that the holder has placed a market sell order with a broker acceptable to Wayfair with respect to shares then issuable upon exercise or vesting of an award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to us in satisfaction of the aggregate payments required, (iv) any other form of legal consideration acceptable to the administrator in its discretion, or (v) any combination of the above permitted forms of payment.
◦To qualify as incentive stock options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive stock options that first become exercisable by a participant in any one calendar year.
•Restricted Stock Awards. The 2023 Plan permits the grant of restricted stock awards, subject to such conditions and restrictions as the administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment or other service relationship with us through a specified restricted period. During the vesting period, restricted stock awards may be credited with dividends and other distributions paid or made with respect to shares of Class A common stock, but any dividends and distributions payable with respect to a restricted stock award shall be subject to the same restrictions as the underlying restricted stock award. For avoidance of doubt, dividends paid prior to vesting of shares of restricted stock shall be paid out to the participant only to the extent that the vesting conditions are subsequently satisfied and the shares of restricted stock vest.
•Restricted Stock Units. The 2023 Plan permits the grant of restricted stock units in such amounts and subject to such terms and conditions as determined by the administrator. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment or other service relationship with us through a specified vesting period.
•Performance Awards. The 2023 Plan permits the grant of performance awards, including awards of performance stock units and other awards determined in the administrator’s discretion from time to time. The value of performance awards may be linked to the attainment of the performance goals or other specific criteria, whether or not objective, determined by the administrator, in each case on a specified date or dates or over any period or periods and in such amounts as may be determined by the administrator.
•Dividend Equivalents. The 2023 Plan permits the grant of dividend equivalent rights, either alone or in tandem with another award, which entitle the recipient to receive credits for dividends that would be

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paid if the recipient had held specified shares of Class A common stock. Dividend equivalent rights may be converted to cash or additional shares of Class A common stock by such formula and at such time and subject to such restrictions and limitations as may be determined by the administrator; provided, however, that dividend equivalents with respect to an award that are based on dividends paid prior to the vesting of such award shall be paid out to the holder only to the extent that the vesting conditions are subsequently satisfied and the award vests, and in no event may any award provide for a holder’s receipt of any other dividends prior to the vesting of such award. No dividend equivalents may be payable with respect to options or stock appreciation rights.
•Stock Payments. The 2023 Plan permits the grant of stock payments. The number or value of shares of any stock payment shall be determined by the administrator and may be based upon one or more performance goals or any other specific criteria, including service to Wayfair or any of its subsidiaries. Shares of Class A common stock underlying a stock payment that is subject to a vesting schedule or other conditions or criteria set by the administrator shall not be issued until those conditions have been satisfied. Stock payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation.
•Stock Appreciation Rights. The 2023 Plan permits the grant of stock appreciation rights, subject to such conditions and restrictions as the administrator may determine. Stock appreciation rights entitle the recipient to shares of Class A common stock, cash or a combination of both equal to the value of the appreciation in the stock price over the exercise price. Unless otherwise determined by the administrator, the exercise price of a stock appreciation right may not be less than the fair market value of the shares of Class A common stock on the date of grant. The term of a stock appreciation right generally may not exceed ten years.
•Substitute Awards. Substitute awards granted upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction may be granted on such terms as the administrator deems appropriate, notwithstanding limitations on awards in the 2023 Plan. Shares subject to substitute awards will not reduce the shares authorized for grant under the 2023 Plan and shares subject to such substitute awards may not be added to the 2023 Plan’s share reserve if such awards are forfeited or expire.
Change in Control Provisions. In the event of a dividend or other distribution, Change in Control (as defined in the 2023 Plan), reorganization, merger, amalgamation, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of common stock or other securities of the Company, issuance of warrants or other rights to purchase common stock or other securities of the Company, or other similar corporate transaction, as determined by the administrator, each a Corporate Transaction, or any unusual or nonrecurring transactions or events affecting Wayfair or any of its subsidiaries, or the financial statements of Wayfair or any of its subsidiaries, or of changes in applicable law or accounting principles, the administrator, in its discretion, and on such terms and conditions as it deems appropriate, is authorized to take any one or more of the following actions whenever the administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2023 Plan or with respect to any award under the 2023 Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles: (i) provide for either (A) termination of any such award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the holder’s rights or (B) the replacement of such award with other rights or property selected by the administrator, in its discretion, having an aggregate value not exceeding the amount that could have been attained upon the exercise of such award or the realization of the holder’s rights, had such award been currently exercisable or payable or fully vested; (ii) provide that such award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (iii) make adjustments in the number and type of shares of stock (or other securities or property) subject to outstanding awards and/or in the terms and conditions of (including the grant or exercise price) outstanding awards and awards that may be granted in the future; (iv) provide that such award shall be exercisable or payable or fully vested with respect to all shares covered thereby; (v) to replace such award with other rights or property selected by the administrator; and/or (vi) provide that the award will terminate and cannot vest, be exercised or become payable after such event.

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Equity Restructuring. In the event of a Corporate Transaction that affects the Class A common stock such that an adjustment is determined by the administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2023 Plan or with respect to any award thereunder, the administrator may make equitable adjustments, if any, to reflect such change with respect to: (i) the aggregate number and kind of shares that may be issued under the 2023 Plan; (ii) the number and kind of shares (or other securities or property) subject to outstanding awards; (iii) the number and kind of shares (or other securities or property) for which automatic grants are subsequently to be made to new and continuing non-employee directors; (iv) the terms and conditions of any outstanding awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (v) the grant or exercise price per share for any outstanding awards under the 2023 Plan.
Tax Withholding. Participants in the 2023 Plan are responsible for the payment of any federal, state, local or foreign taxes that we are required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The Company or any of its subsidiaries shall have the authority and right to deduct or withhold, or require the holder to remit to us, an amount sufficient to satisfy federal, state, local and foreign taxes required by law to be withheld with respect to any taxable event arising as a result of the 2023 Plan. The administrator, in its discretion, may withhold, or allow a holder to elect to have Wayfair withhold, shares otherwise issuable under an award, which, unless otherwise determined by the administrator, shall be limited to the number of shares with a fair market value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the maximum statutory withholding rates in such holder’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income (or such other rate as may be required to avoid adverse accounting consequences). Further, the administrator, in its sole discretion, may satisfy the foregoing requirement by any other manner of withholding set forth in the award agreement, including, without limitation, by entry into a broker-sell arrangement whereby a number of shares issued pursuant to an award is immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.
Amendment, Suspension or Termination of the Plan. The Board or compensation committee may at any time wholly or partially amend or otherwise modify, suspend or terminate the 2023 Plan. However, no such action may impair any rights or obligation under any award without the holder’s consent unless the award otherwise expressly provides, or to the extent the forfeiture and claw-back provisions of the 2023 Plan apply to the holder, or to the extent the administrator determines amendments are necessary or appropriate for purposes of compliance with Section 409A of the Code. Certain amendments to the terms of the 2023 Plan, including the maximum number of shares that may be issued under the 2023 Plan, will require the approval of our stockholders.
Claw-Back Provisions. All awards are subject to the forfeiture and claw-back provisions in the 2023 Plan to the extent set forth in the 2023 Plan and/or in the applicable award agreement.
Effective Date of Plan. The 2023 Plan was approved by our Board on March 2, 2023, and will become effective if and when approved by our stockholders. The 2023 Plan will remain in effect until it is terminated by the Board or the compensation committee.
Fair Market Value of Shares. The fair market value of the shares of our common stock on any relevant date, as defined under the 2023 Plan, is generally the closing sales price for a share as quoted on the NYSE, as reported in The Wall Street Journal or such other source as the Administrator deems reliable. The fair market value of our Class A common shares as reported on the NYSE on February 27, 2023 was $39.18 per share.
New Plan Benefits. Because the 2023 Plan is discretionary, benefits to be received in the future by eligible individuals are not determinable. The 2023 Plan does not contain objective criteria for determining the compensation payable thereunder.
Tax Aspects Under the Code
The following is a summary of the principal U.S. federal income tax consequences of certain transactions under the 2023 Plan as of the date hereof. This discussion is intended for the information of shareholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the 2023 Plan, as the tax consequences may vary with the types of awards made, the identity of the recipients, the method of payment or settlement of the award and other circumstances. It does not describe all U.S. federal tax consequences under the 2023 Plan, nor does it describe foreign, state or, local, or payroll tax consequences.

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Incentive Stock Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive stock option. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If shares of Class A common stock issued to an optionee pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) we will not be entitled to any deduction for federal income tax purposes.
If shares of Class A common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Class A common stock at exercise (or, if less, the amount realized on a sale of such shares of Class A common stock) over the exercise price thereof, and (ii) we will generally be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of Class A common stock.
If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a nonqualified option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.
Non-Qualified Options. No income is realized by the optionee at the time a non-qualified option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares of Class A common stock on the date of exercise, and we generally receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Class A common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of Class A common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.
Stock Appreciation Rights. No income will be realized by a participant upon grant or vesting of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the number of shares (or the amount of cash) the participant receives in respect of the stock appreciation right. We will generally be able to deduct this amount.
Restricted Stock. A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture (i.e., the vesting date), the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date and the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant and the amount the participant paid for such shares, if any. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to us. We will generally be able to deduct the amount of taxable compensation to the participant.
Restricted Stock Units. A participant will not be subject to tax upon the grant or vesting of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant receives with respect to the award. We will generally be able to deduct the amount of taxable compensation to the participant.
Dividend Equivalents. A participant does not realize taxable income at the time of the grant of dividend equivalents, and we are not entitled to a deduction at that time. When a dividend equivalent is paid, the participant recognizes ordinary income and we are generally entitled to a corresponding deduction.

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Other Awards. We generally will be entitled to a tax deduction in connection with other awards under the 2023 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Depending on the form of the award, participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.
Parachute Payments. To the extent that compensation provided under the 2023 Plan may be deemed to be contingent upon a change in control (including, e.g., the vesting of any portion of an award that is accelerated due to the occurrence of a change in control) a portion of such payments may be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to us, in whole or in part, under Section 280G of the Code, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).
Limitation on Deductions. Under Section 162(m) of the Code, our deduction for awards under the 2023 Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1 million a year.
Section 409A. Certain types of awards under the 2023 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties). To the extent applicable, the 2023 Plan and awards granted under the 2023 Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the Administrator, the 2023 Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code. We have no obligation to take any action to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any award under the 2023 Plan and we make no representations or warranties as to the tax treatment of any award under the 2023 Plan under Section 409A or otherwise.
In order for Proposal No. 4 to be approved, holders of a majority of the votes properly cast at the Annual Meeting must vote “FOR” Proposal No. 4. Abstentions and broker non-votes are not votes cast and will not be counted either “FOR” or “AGAINST” the proposal. Therefore, abstentions and broker non-votes will have no effect on the proposal.

BOARD RECOMMENDATION
☑	THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL NO. 4.

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EXECUTIVE OFFICERS
The following table sets forth our executive officers and their respective ages and positions with us as of the Record Date.

Name	Age	Position(s)
Niraj Shah	48	Co-Founder, Chief Executive Officer and President, Director (Co-Chairman)
Steven Conine	50	Co-Founder, Director (Co-Chairman)
Kate Gulliver	41	Chief Financial Officer and Chief Administrative Officer
Thomas Netzer	53	Chief Operating Officer
Stephen Oblak	49	Chief Commercial Officer
Fiona Tan	52	Chief Technology Officer
Each of our Co-Founders, Niraj Shah and Steven Conine, also serve on our Board and their biographical information can be found above under the heading “Proposal No. 1 - Election of Directors”. The biographical information for our other executive officers is set forth below.

Kate Gulliver
Chief Financial Officer and Chief Administrative Officer
CFO Since: 2022 ‖ Age:41

Ms. Gulliver has served as Chief Financial Officer and Chief Administrative Officer since November 2022 and previously served as our Incoming Chief Financial Officer from May 2022 to November 2022. Prior to that, Ms. Gulliver served as Wayfair’s Chief People Officer, Head of Talent from May 2016 to May 2022 where she built up the Company’s talent organization. Prior to leading the talent function, Ms. Gulliver managed the company's Investor Relations team where she drove all communication and relationship development with outside investors. Previously, Ms. Gulliver worked as an investor for nearly five years at Bain Capital, the Boston-based private equity firm. She started her career in consulting at McKinsey & Company. Ms. Gulliver holds an M.B.A. from Harvard Business School, and a B.A. from Yale University.

Thomas Netzer
Chief Operating Officer
COO Since: 2019 ‖ Age: 53

Mr. Netzer has served as our Chief Operating Officer since July 2019. Prior to that, Mr. Netzer served as our Vice President, COO - Europe from April 2018 to July 2019. Prior to joining Wayfair, Mr. Netzer worked at McKinsey & Company for more than 20 years in various positions, most recently as a Senior Partner, where he focused on the transportation and infrastructure industries and co-led McKinsey’s global logistics practice. Mr. Netzer received a B.A. and a Ph.D. from the University of Cologne.

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Stephen Oblak
Chief Commercial Officer
CCO Since: 2021 ‖ Age: 49

Mr. Oblak has served as our Chief Commercial Officer since March 2021 and previously served as our Chief Merchandising Officer from May 2017 to March 2021; our Senior Vice President, General Manager of Wayfair.com from March 2014 to May 2017; our Vice President, Category Management from July 2011 to March 2014; and as our Director, Category Management from October 2009 to July 2011. Prior to joining Wayfair, Mr. Oblak served as Vice President of River West Brands, a brand acquisition and enterprise development company focused on acquiring and re‑commercializing dormant consumer brands, from 2007 to 2009. He previously served as Senior Director of the Strategy Consulting Group of FutureBrand Worldwide from 2003 to 2007, as a consultant to Peppers & Rogers Group from 2002 to 2003 and as a Senior Manager of the International Financial Services practice of the Corporate Executive Board from 1995 to 1999. He received a B.A. from Hamilton College and an M.B.A. from Northwestern University’s Kellogg School of Management.

Fiona Tan
Chief Technology Officer
CTO Since: 2022 ‖ Age: 52

Ms. Tan has served as our Chief Technology Officer since March 2022 and previously served as our Global Head of Customer and Supplier Technology from September 2020 to March 2022. Prior to Wayfair, Ms. Tan served as Senior Vice President of U.S. Technology at Walmart where she was responsible for innovation and engineering execution spanning its site, mobile app and all associate and merchant-facing technology across its e-commerce and stores business in the U.S from April 2014 to August 2020. Prior to Walmart, Ms. Tan served in a number of leadership roles at Ariba from January 2012 to April 2014, where she led a global engineering organization responsible for the strategy, lifecycle, and delivery of the Ariba Commerce Network, as well as TIBCO Software. Ms. Tan received a B.S. from MIT and a master’s degree from Stanford University.

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COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
This Compensation Discussion and Analysis, or CD&A, provides an overview and analysis of the elements of our compensation program for our named executive officers, or NEOs, identified below, the material compensation decisions made under that program and reflected in the executive compensation tables that follow this CD&A and the material factors considered in making those decisions. As a company dedicated to a pay-for-performance culture, we aim to provide our NEOs with compensation that is significantly performance-based. Our executive compensation program is designed to align executive pay with measurable results intended to create value for stockholders, and utilize compensation as a tool to assist us in attracting and retaining the high-caliber executives that we believe are critical to our long-term success. We believe that the key to our success is the long-term stockholder value that is created by our employees. Our compensation philosophy is weighted towards providing equity awards, and we believe this helps to retain our executives and aligns their interests with those of our stockholders by allowing them to participate in the longer-term success of our company as reflected in stock price appreciation. For example, we provide many of our employees, including our NEOs, with an equity award upon hire, which we believe motivates the employee to think of themselves as an owner of the company.
Unless stated otherwise, amounts in this CD&A are presented in U.S. Dollars.
Compensation for our NEOs consists primarily of the elements, and their corresponding objectives, identified in the following table.

Compensation Element	Primary Objective
Base Salary	To recognize performance of job responsibilities and to attract and retain individuals with superior talent.
Annual Cash Bonus (1)	To reward individual contributions to the achievement of the company’s performance objectives.
Equity Awards	To emphasize our long-term performance objectives, encourage the maximization of stockholder value and retain key executives by providing an opportunity to participate in the ownership of our common stock.
Retirement Savings (401(k))	To provide an opportunity for tax-efficient savings and long-term financial security.
(1) In the second quarter of 2022, we shifted our corporate approach to cash compensation to incorporate the annual cash bonus into regular base salaries, resulting in higher base salaries and the removal of annual cash bonuses for our NEOs.
The compensation committee has primary authority to determine and approve compensation decisions with respect to our NEOs; provided, however, that our Co-Founders make recommendations to the compensation committee regarding the compensation of the NEOs, excluding themselves. In alignment with the objectives set forth above, the compensation committee determines overall compensation and its allocation among the elements described above, in reliance upon the judgment and general industry knowledge of its members obtained through years of service with comparably-sized companies in our and similar industries.

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Our Named Executive Officers
For the year ended December 31, 2022, our named executive officers or NEOs were:

Name		Title
Niraj Shah		Co-Founder, Chief Executive Officer and President, Director (Co-Chairman)
Steven Conine		Co-Founder, Director (Co-Chairman)
Kate Gulliver	(1)	Chief Financial Officer and Chief Administrative Officer
Michael Fleisher	(2)	Former Chief Financial Officer
Thomas Netzer		Chief Operating Officer
Stephen Oblak		Chief Commercial Officer
Fiona Tan		Chief Technology Officer
(1) Ms. Gulliver became our Chief Financial Officer and Chief Administrative Officer on November 1, 2022.
(2) Mr. Fleisher retired from his position as Chief Financial Officer as of November 1, 2022 and thereafter served as a non-executive employee until January 15, 2023 to support his transition.
Our compensation decisions for the NEOs in 2022 are discussed below in relation to each of the above-described elements of our compensation program. The discussion below is intended to be read in conjunction with the executive compensation tables and related disclosures that follow this CD&A.
Compensation Overview
Our overall compensation program is structured to attract, motivate and retain highly qualified executives by paying them competitively, consistent with our success and their contribution to that success. We believe compensation should be structured to ensure that a significant portion of an executive’s compensation opportunity will be related to factors that directly and indirectly influence stockholder value. Our pay practices are focused on providing our executives with a significant amount of their compensation in the form of upfront equity grants, which we believe attracts and retains the highest caliber employees and aligns our employees’ long-term interests with our stockholders’ interests. In addition, NEOs other than our Co-Founders have historically participated in our corporate bonus program, which provided for a moderate annual cash bonus based on personal performance. In the second quarter of 2022, however, we shifted the corporate bonus opportunity into NEO base salaries, resulting in higher base salaries and the removal of annual cash bonuses for our NEOs. Our Co-Founders do not receive cash bonuses and therefore their base salaries were not increased as a result of this change. NEO compensation may also include additional equity grants based on performance or promotions. Our NEOs, who are all employed on an at-will basis, also receive limited perquisites. We offer a qualified 401(k) retirement plan with employer matching, but do not offer nonqualified deferred compensation plans, supplemental executive retirement plan benefits or formal cash severance programs.
Determination of Compensation
The compensation committee has the primary authority to determine and approve compensation paid to our NEOs. The compensation committee is charged with, among other things, reviewing compensation policies and practices to ensure adherence to our compensation philosophies and that the total compensation paid to our NEOs is fair, reasonable and competitive, taking into account our position within our industry, including our comparative performance, and our NEOs’ level of expertise and experience in their respective positions. In furtherance of the considerations described above, the compensation committee is primarily responsible for determining NEO base salaries, assessing the performance of the Chief Executive Officer and other NEOs for each applicable performance period and approving the equity awards and any cash bonuses to be paid to our Chief Executive Officer and other NEOs for each year. To aid the compensation committee in making its determinations, the Co-Founders provide recommendations at least annually to the compensation committee regarding the compensation of all NEOs, excluding themselves. The performance of our NEOs is reviewed at least annually by the compensation committee, and the compensation committee approves each NEO’s compensation at least annually.
In determining compensation for our NEOs, the compensation committee considers each NEO’s particular position and responsibility and relies upon the judgment and industry experience of its members, including their knowledge of competitive compensation levels across companies and industries. We believe that compensation should be competitive with compensation for executive officers in similar positions and with similar responsibilities in

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the market. Our compensation committee and management team reference national surveys and publicly available executive officer data from e-commerce, retail, and technology organizations as an input for compensation decisions. We did not use a compensation consultant in 2022 to assist us with our executive compensation program.
In 2020, we asked our stockholders, through an advisory vote, to approve the compensation of our NEOs. The 2020 advisory vote received the approval of 99.7% of the votes cast on the proposal. Although the results of the say-on-pay vote are advisory and not binding on the company, the Board or the compensation committee, we value the opinions of our stockholders and take the results of the say-on-pay vote into account when making decisions regarding the compensation of our NEOs. In 2022, our stockholders approved, on an advisory basis, a frequency of every three (3) years for casting advisory votes to approve executive compensation. Due to the vote of stockholders on the matter, as well as the long-term focus of our compensation philosophy, we adopted a three-year interval for the advisory vote on executive compensation. Accordingly, a stockholder advisory vote on executive compensation will occur at the Annual Meeting.
Elements of Our Executive Compensation Program
Base Salary
Base salary represents annual fixed compensation and is a standard element of compensation necessary to attract and retain talent. The compensation committee reviews base salaries of our NEOs in the first quarter of each year. Base salary is set at the compensation committee’s discretion after taking into account the recommendations of our Co-Founders regarding NEOs, excluding themselves, our company-wide target for base salary increases for all employees, the competitive landscape, inflation, changes in the scope of an executive officer’s job responsibilities, and other components of compensation and other relevant factors. In the second quarter of 2022, we shifted our corporate approach to cash compensation to incorporate the annual cash bonus into regular base salaries, thereby increasing the maximum NEO base salary to $250,000 while not increasing total cash compensation. The base salaries for our NEOs for 2022 were as follows:

NEO	Base Salary ($)
Niraj Shah	80,000
Steven Conine	80,000
Kate Gulliver	250,000
Michael Fleisher	250,000
Thomas Netzer	250,000
Stephen Oblak	250,000
Fiona Tan	250,000
Annual Cash Bonuses
In the second quarter of 2022, we shifted our corporate approach to cash compensation to incorporate the annual cash bonus into base salaries, resulting in a higher maximum base salary and the removal of annual cash bonuses for our NEOs. Prior to this, all of our NEOs were eligible to participate in a discretionary annual cash bonus program which provided the opportunity to earn a cash bonus award that ranged from 0% to 25% of base salary. Under the program, the compensation committee determined prorated NEO bonuses based on the overall individual performance of the NEOs for the compensation period in 2022 prior to the termination of the corporate bonus program, and such prorated bonus amounts were paid in the third quarter of 2022. Each of Messrs. Fleisher, Netzer and Oblak and Mses. Gulliver and Tan received a prorated cash bonus award of 25% of their base salary for such prorated period. Messrs. Shah and Conine do not participate in the corporate bonus program.

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Equity Awards
A large portion of our NEOs’ total compensation is stock-based compensation in furtherance of our focus on long-term performance, which we believe is tied to retention and increasing stockholder value. Our NEOs receive sizable equity awards at the time of hire and are eligible to receive additional awards at the time of a promotion or at other times at the discretion of our compensation committee. NEOs do not necessarily receive equity awards on an annual basis. Therefore, an NEO’s compensation, as reported in the Summary Compensation Table, may fluctuate materially from year to year depending on whether a grant was made in a particular year. To support our retention strategy and align the interests of our NEOs with those of our stockholders, we generally grant Restricted Stock Units, or RSUs, subject to vesting requirements and the NEO’s continued employment through each applicable vesting date. As our compensation philosophy has continued to evolve, our leadership team has grown and we have also experienced volatility in the market. As a result, we have also started to introduce RSUs with more unique, tailored vesting schedules to facilitate promotions, role changes and the evolution of our management team. NEO equity awards (including grant amounts and vesting schedules), whether for new hires or follow-on grants, are determined at the compensation committee’s discretion after taking into account other direct compensation elements, the recommendations of our Co-Founders regarding NEOs, excluding themselves, and the landscape in which we compete for executive talent.
In 2022, the compensation committee granted the following time-based RSU awards to our NEOs:

NEO	Shares of Class A Common Stock Subject to RSU Awards (#) (1)
Niraj Shah	—
Steven Conine	—
Kate Gulliver	32,360
Michael Fleisher	—
Thomas Netzer	97,345
Stephen Oblak	134,139
Fiona Tan	77,647
(1)See the “Grants of Plan-Based Awards in 2022” table below for more information related to each award.
Defined Contribution Plans
We maintain a defined contribution plan that is tax-qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended, or the Code, which we refer to as the 401(k) Plan. The 401(k) Plan permits our eligible salaried employees to defer receipt of portions of their eligible salaries, subject to certain limitations imposed by the Code, by making contributions to the 401(k) Plan, including flexible compensation contributions, Roth contributions, catch-up contributions and after-tax contributions.
We provide matching contributions to the 401(k) Plan in an amount equal to 100% of each participant’s pre-tax contribution up to a maximum of 4% of the participant’s annual eligible cash compensation, subject to certain other limits. In 2022, we made a company contribution to the 401(k) Plan in an amount equal to approximately $43.3 million. Participants are 100% vested in all contributions, including company contributions. The 401(k) Plan is offered on a nondiscriminatory basis to all of our salaried employees, including NEOs.
The compensation committee believes that matching contributions assist us in attracting and retaining talented employees and executives. The 401(k) Plan provides an opportunity for participants to save money for retirement on a tax-deferred basis and to achieve financial security, thereby promoting retention.
Employment and Change in Control Arrangements
Employment Agreements
We have entered into employment letter agreements with certain of our NEOs, the material terms of which are described below.
Messrs. Shah and Conine: We entered into amended and restated employment letter agreements with Messrs. Shah and Conine on May 6, 2014, which entitle each of Messrs. Shah and Conine to receive an annual base salary, subject to periodic increases (but not decreases) at the discretion of the Board. The letter agreements also entitle them to participate in the employee benefit plans and programs that we offer to our other full-time

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employees. Messrs. Shah’s and Conine’s employment letter agreements contain restrictive covenants which prohibit them from competing with us or soliciting our employees, consultants or suppliers for twenty-four (24) months following termination of employment. Pursuant to Messrs. Shah’s and Conine’s employment letter agreements, if we terminate their employment without cause (as defined in the employment letter agreements) or if they resign for good reason (as defined in the employment letter agreements) they will receive healthcare benefit continuation until the earlier of (i) the last day of the applicable COBRA period and (ii) twenty-four (24) months following termination.
Mr. Fleisher: We entered into an employment letter agreement with Mr. Fleisher on October 2, 2013, which was amended on May 5, 2014, and which entitled him to an initial annual base salary of $350,000, which he agreed to reduce to $200,000 commencing in January 2016. The employment letter agreement also provided Mr. Fleisher with an annual cash bonus opportunity between 0% and 20% of his annual salary, and the opportunity to participate in the employee benefit plans and programs that we offer to our other full-time employees. In 2015, we agreed to increase Mr. Fleisher’s annual bonus opportunity range to between 0% and 25% of his annual salary, commensurate with our other NEOs. As described elsewhere, in the second quarter of 2022, we shifted our corporate approach to cash compensation to incorporate the annual cash bonus into base salaries, resulting in a higher maximum base salary and the removal of annual cash bonuses for our NEOs. Mr. Fleisher is also subject to the company’s non-compete, non-solicitation, non-disclosure and invention agreement designed for all employees, which agreement generally provides that he will not disclose confidential information of the company nor solicit any employee, contractor, customer or supplier of the company for a period of 12 months following termination of his employment. Mr. Fleisher retired from his position as Chief Financial Officer as of November 1, 2022 and thereafter served as a non-executive employee until January 15, 2023 to support his transition.
We have not entered into employment agreements with Messrs. Netzer or Oblak, or Mses. Gulliver or Tan, however, each of Messrs. Netzer and Oblak and Mses. Gulliver and Tan is subject to the company’s non-compete, non-solicitation, non-disclosure and invention agreement designed for all employees, as described above.
Restricted Stock Unit Vesting
The award agreements governing the NEOs’ outstanding RSU awards provide that, in the event an NEO’s employment is terminated for any reason other than cause (excluding a resignation by the NEO or a termination as a result of the NEO’s death or disability) within twelve (12) months following a change in control (as each such term is defined in the applicable award agreement), 50% of the NEO’s unvested RSUs will vest; provided, however, for Mr. Fleisher only, 100% of his unvested RSUs will vest in the same double-trigger scenario. Mr. Fleisher’s service relationship with the Company terminated on January 15, 2023. As of January 15, 2023, the accelerated RSU vesting had not been triggered and following January 15, 2023, such provision is no longer in effect for Mr. Fleisher.
Other Elements of Compensation and Perquisites
We maintain broad-based benefits that are provided to all employees, including our NEOs. These benefits include a 401(k) retirement savings plan with matching contributions, a group health plan, group term life insurance and health and financial wellness programs. For more information about our 401(k) plan, see the discussion above under the heading “Defined Contribution Plans.” Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. However, we have provided certain perquisites to our NEOs in situations where we believe it is appropriate, principally to allow them to devote more time to our business and to promote their health and safety. The compensation committee reviews these perquisites to ensure they are consistent with our philosophy and appropriate in magnitude. Beginning in 2021, the compensation committee authorized a security program for Messrs. Shah and Conine to address safety concerns, including specific threats to their safety arising directly as a result of their positions with the company. We believe the costs of this overall security program are reasonable and appropriate and that the program benefits the company. Although we do not consider this program to be a perquisite for the benefit of the Co-Founders for the reasons described above, the costs related to personal security under this program are reported in the “All Other Compensation” column in the 2022 Summary Compensation Table below.

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Summary Compensation Table
The following table sets forth information with respect to the compensation of our NEOs for fiscal years indicated:

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Niraj Shah, Co-Founder, Chief Executive Officer and President, Director (Co-Chairman)	2022	80,000	—	—	671,221	751,221
	2021	80,000	—	—	147,271	227,271
	2020	80,000	—	—	3,274	83,274
Steven Conine, Co-Founder, Director (Co-Chairman)	2022	80,000	—	—	28,761	108,761
	2021	80,000	—	—	73,363	153,363
	2020	80,000	—	—	3,274	83,274
Kate Gulliver, Chief Financial Officer and Chief Administrative Officer (5)	2022	236,539	13,462	2,076,887	9,462	2,336,350
Michael Fleisher, Former Chief Financial Officer (6)	2022	236,539	13,462	—	9,462	259,463
	2021	200,000	50,000	—	10,031	260,031
	2020	200,000	50,000	—	10,185	260,185
Thomas Netzer, Chief Operating Officer (7)	2022	236,539	13,462	7,151,187	—	7,401,188
	2021	200,000	50,000	6,584,845	—	6,834,845
	2020	200,000	50,000	1,879,050	—	2,129,050
Stephen Oblak, Chief Commercial Officer	2022	236,539	13,462	10,960,533	6,385	11,216,919
	2021	200,000	50,000	12,963,814	7,877	13,221,691
	2020	200,000	50,000	—	8,031	258,031
Fiona Tan, Chief Technology Officer (8)	2022	236,539	13,462	5,251,708	9,462	5,511,171
	2021	200,000	50,000	—	7,108	257,108
(1)Salary amounts in 2022 reflect our cash compensation change in the second quarter of 2022 to incorporate the annual cash bonus into regular base salaries. For additional information, see “Elements of Our Executive Compensation Program” above.
(2)Represents the discretionary cash bonuses paid to our NEOs under our annual cash bonus program for such year. Bonus amounts in 2022 reflect prorated NEO bonuses based on the overall individual performance of the NEOs for the compensation period in 2022 prior to the termination of the corporate bonus program. For additional information, see “Elements of Our Executive Compensation Program” above.
(3)Represents the aggregate fair value on the grant date of RSUs granted to our NEOs calculated in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718, related to service-based vesting. See Note 10 of the “Notes to Consolidated Financial Statements - Equity-Based Compensation” in our Annual Report on Form 10-K for the year ended December 31, 2022.
(4)For Messrs. Fleisher and Oblak and Mses. Gulliver and Tan, amounts reported for 2022 represent employer contributions under our 401(k) Plan. For Messrs. Shah and Conine, amounts reported in 2022 represent employer contributions under our 401(k) Plan and also include approximately $668,021 and $25,561, respectively, for costs related to personal security under the Co-Founders’ overall security program.
(5)Ms. Gulliver became our Chief Financial Officer and Chief Administrative Officer on November 1, 2022.
(6)Mr. Fleisher retired from his position as Chief Financial Officer as of November 1, 2022 and thereafter served as a non-executive employee until January 15, 2023.
(7)Amounts paid to Mr. Netzer that were denominated in Euros have been converted to U.S. dollars. For 2022, the average daily exchange rate was 1€ to $1.05.
(8)Ms. Tan became our Chief Technology Officer on March 1, 2022.

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Grants of Plan-Based Awards in 2022
    The following table sets forth information regarding the grant of plan-based awards made during 2022 to our NEOs under our 2014 Plan:

Name		Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($) (1)
Niraj Shah		—	—	—
Steven Conine		—	—	—
Kate Gulliver	(2)	4/18/2022	14,814	1,511,028
	(3)	10/17/2022	17,546	565,859
Michael Fleisher		—	—	—
Thomas Netzer	(4)	4/18/2022	57,517	5,866,734
	(5)	10/17/2022	39,828	1,284,453
Stephen Oblak	(6)	4/18/2022	95,119	9,702,138
	(7)	10/17/2022	39,020	1,258,395
Fiona Tan	(8)	4/18/2022	39,392	4,017,984
	(9)	10/17/2022	38,255	1,233,724
(1)Represents the aggregate fair value on the grant date of RSUs granted to our NEOs calculated in accordance with FASB ASC Topic 718. See Note 10 of the “Notes to Consolidated Financial Statements - Equity-Based Compensation” in our Annual Report on Form 10-K for the year ended December 31, 2022 for a discussion of assumptions made in determining the value of our stock awards.
(2)Ms. Gulliver was granted RSUs which vest upon the satisfaction of a service condition and the service condition was partially satisfied on July 1, 2022 and October 1, 2022 with respect to a total of 3,622 shares. Varying amounts of additional shares will vest for every three (3) months of continuous service thereafter over a period of five (5) years.
(3)Ms. Gulliver was granted RSUs which vest upon the satisfaction of a service condition and the service condition was partially satisfied on November 1, 2022 and December 1, 2022 with respect to a total of 5,848 shares. Varying amounts of additional shares will vest for every month of continuous service thereafter over a period of six (6) months.
(4)Mr. Netzer was granted RSUs which vest upon the satisfaction of a service condition and the service condition was partially satisfied on July 1, 2022 and October 1, 2022 with respect to a total of 10,103 shares. Varying amounts of additional shares will vest for every three (3) months of continuous service thereafter over a period of five (5) years.
(5)Mr. Netzer was granted RSUs which vest upon the satisfaction of a service condition and the service condition was partially satisfied on November 1, 2022 and December 1, 2022 with respect to a total of 13,276 shares. Varying amounts of additional shares will vest for every month of continuous service thereafter over a period of six (6) months.
(6)Mr. Oblak was granted RSUs which vest upon the satisfaction of a service condition and the service condition was partially satisfied on July 1, 2022 and October 1, 2022 with respect to a total of 8,892 shares. Varying amounts of additional shares will vest for every three (3) months of continuous service thereafter over a period of five (5) years.
(7)Mr. Oblak was granted RSUs which vest upon the satisfaction of a service condition and the service condition was partially satisfied on November 1, 2022 and December 1, 2022 with respect to a total of 13,006 shares. Varying amounts of additional shares will vest for every month of continuous service thereafter over a period of six (6) months.
(8)Ms. Tan was granted RSUs which vest upon the satisfaction of a service condition and the service condition was partially satisfied on July 1, 2022 and October 1, 2022 with respect to a total of 7,644 shares. Varying amounts of additional shares will vest for every three (3) months of continuous service thereafter over a period of five (5) years

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(9)Ms. Tan was granted RSUs which vest upon the satisfaction of a service condition and the service condition was partially satisfied on November 1, 2022 and December 1, 2022 with respect to a total of 12,751 shares. Varying amounts of additional shares will vest for every month of continuous service thereafter over a period of six (6) months.
Outstanding Equity Awards at December 31, 2022
The following table provides information regarding the outstanding equity awards held by our NEOs as of December 31, 2022:

			Stock Awards
Name		Grant Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($) (1)
Niraj Shah		—	—
Steven Conine		—	—
Kate Gulliver	(2)	11/5/2019	5,520	181,553
	(3)	11/12/2020	3,350	110,182
	(4)	11/11/2021	8,508	279,828
	(5)	4/18/2022	11,192	368,105
	(6)	10/17/2022	11,698	384,747
Michael Fleisher	(7)	3/12/2018	13,750	452,238
Thomas Netzer	(8)	5/16/2018	12,000	394,680
	(9)	2/11/2021	17,645	580,344
	(10)	4/18/2022	47,414	1,559,446
	(11)	10/17/2022	26,552	873,295
Stephen Oblak	(12)	3/12/2018	3,000	98,670
	(13)	2/11/2021	26,645	876,354
	(14)	4/18/2022	50,000	1,644,500
	(15)	4/18/2022	36,227	1,191,506
	(16)	10/17/2022	26,014	855,600
Fiona Tan	(17)	11/12/2020	32,000	1,052,480
	(18)	4/18/2022	31,748	1,044,192
	(19)	10/17/2022	25,504	838,827
(1)Amount shown is based on our closing stock price as reported on the NYSE on December 30, 2022, the last trading day of our Class A common stock in 2022, of $32.89.
(2)These RSUs were granted in multiple awards on November 5, 2019, which vest upon the satisfaction of a service condition and have no expiration date. With respect to the number of shares that have not vested, subject to continued service on each applicable vesting date, 2,998 shares will vest in substantially equal quarterly amounts commencing January 1, 2023, and 2,522 shares will vest in substantially equal quarterly amounts commencing January 1, 2024.
(3)These RSUs were granted in multiple awards on November 12, 2020, which vest upon the satisfaction of a service condition and have no expiration date. With respect to the number of shares that have not vested, subject to continued service on each applicable vesting date, 2,010 shares will vest in substantially equal quarterly amounts commencing January 1, 2023, and 1,340 shares will vest in substantially equal quarterly amounts commencing January 1, 2025.

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(4)These RSUs were granted in multiple awards on November 11, 2021, which vest upon the satisfaction of a service condition and have no expiration date. With respect to the number of shares that have not vested, subject to continued service on each applicable vesting date, 2,842 shares will vest in substantially equal quarterly amounts commencing January 1, 2023, 3,376 shares will vest in substantially equal quarterly amounts commencing January 1, 2024, 723 shares will vest in substantially equal quarterly amounts commencing January 1, 2025, and 1,567 shares will vest in substantially equal quarterly amounts commencing on January 1, 2026.
(5)These RSUs were granted in multiple awards on April 18, 2022, which vest upon the satisfaction of a service condition and have no expiration date. With respect to the number of shares that have not vested, subject to continued service on each applicable vesting date, 3,622 shares will vest in two (2) substantially equal quarterly amounts commencing January 1, 2023, 3,481 shares will vest in substantially equal quarterly amounts commencing July 1, 2023, 2,346 shares will vest in substantially equal quarterly amounts commencing July 1, 2024, 868 shares will vest in substantially equal quarterly amounts commencing July 1, 2025, and 875 shares will vest in substantially equal quarterly amounts commencing July 1, 2026.
(6)These RSUs were granted on October 17, 2022, and vest upon the satisfaction of a service condition and have no expiration date. With respect to the number of shares that have not vested, subject to continued service on each applicable vesting date, 11,698 shares will vest in four (4) substantially equal monthly amounts commencing on January 1, 2023.
(7)These RSUs were granted on March 12, 2018, and vest upon the satisfaction of a service condition and have no expiration date. The service condition was satisfied and the remaining 13,750 unvested shares vested in full on January 15, 2023.
(8)These RSUs were granted on May 16, 2018, and vest upon the satisfaction of a service condition and have no expiration date. With respect to the number of shares that have not vested, subject to continued service on each applicable vesting date, 12,000 shares will vest in two (2) substantially equal quarterly amounts commencing on February 1, 2023.
(9)These RSUs were granted in multiple awards on February 11, 2021, which vest upon the satisfaction of a service condition and have no expiration date. With respect to the number of shares that have not vested, subject to continued service on each applicable vesting date, 17,645 shares will vest in ten (10) varying quarterly amounts commencing on September 15, 2023.
(10)These RSUs were granted in multiple awards on April 18, 2022, which vest upon the satisfaction of a service condition and have no expiration date. With respect to the number of shares that have not vested, subject to continued service on each applicable vesting date, 10,104 shares will vest in two (2) substantially equal quarterly amounts commencing January 1, 2023, 17,639 shares will vest in substantially equal quarterly amounts commencing July 1, 2023, 11,555 shares will vest in substantially equal quarterly amounts commencing July 1, 2024, 3,321 shares will vest in substantially equal quarterly amounts commencing July 1, 2025, and 4,795 shares will vest in substantially equal quarterly amounts commencing July 1, 2026.
(11)These RSUs were granted on October 17, 2022, which vest upon the satisfaction of a service condition and have no expiration date. With respect to the number of shares that have not vested, subject to continued service on each applicable vesting date, 26,552 shares will vest in four (4) substantially equal monthly amounts commencing on January 1, 2023.
(12)These RSUs were granted on March 12, 2018 and vest upon the satisfaction of a service condition and have no expiration date. The service condition was satisfied and the remaining 3,000 unvested shares vested in full on January 15, 2023.
(13)These RSUs were granted on February 11, 2021, which vest upon the satisfaction of a service condition and have no expiration date. With respect to the number of shares that have not vested, subject to continued service on each applicable vesting date, 26,645 shares will vest in twelve (12) varying quarterly amounts commencing on March 15, 2023.
(14)These RSUs vest upon the satisfaction of a service condition and have no expiration date. The service condition will be fully satisfied and the grant will vest in full on May 31, 2023.

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(15)These RSUs were granted in multiple awards on April 18, 2022, which vest upon the satisfaction of a service condition and have no expiration date. With respect to the number of shares that have not vested, subject to continued service on each applicable vesting date, 8,892 shares will vest in two (2) substantially equal quarterly amounts commencing January 1, 2023, 15,197 shares will vest in substantially equal quarterly amounts commencing July 1, 2023, 7,141 shares will vest in substantially equal quarterly amounts commencing July 1, 2024, 202 shares will vest in substantially equal quarterly amounts commencing July 1, 2025, and 4,795 shares will vest in substantially equal quarterly amounts commencing July 1, 2026.
(16)These RSUs were granted on October 17, 2022, and vest upon the satisfaction of a service condition and have no expiration date. With respect to the number of shares that have not vested, subject to continued service on each applicable vesting date, 26,014 shares will vest in four (4) substantially equal monthly amounts commencing on January 1, 2023.
(17)These RSUs were granted on November 12, 2020, and vest upon the satisfaction of a service condition and have no expiration date. With respect to the number of shares that have not vested, subject to continued service on each applicable vesting date, 18,000 shares will vest in substantially equal quarterly amounts commencing January 1, 2023, and 14,000 shares will vest in substantially equal quarterly amounts commencing January 1, 2024.
(18)These RSUs were granted in multiple awards on April 18, 2022, which vest upon the satisfaction of a service condition and have no expiration date. With respect to the number of shares that have not vested, subject to continued service on each applicable vesting date, 7,644 shares will vest in two (2) substantially equal quarterly amounts commencing January 1, 2023, 7,165 shares will vest in substantially equal quarterly amounts commencing July 1, 2023, 5,602 shares will vest in substantially equal quarterly amounts commencing July 1, 2024, 6,542 shares will vest in substantially equal quarterly amounts commencing July 1, 2025, and 4,795 shares will vest in substantially equal quarterly amounts commencing July 1, 2026.
(19)These RSUs were granted on October 17, 2022, which vest upon the satisfaction of a service condition and have no expiration date. With respect to the number of shares that have not vested, subject to continued service on each applicable vesting date, 25,504 shares will vest in four (4) substantially equal monthly amounts commencing on January 1, 2023.
Option Exercises and Stock Vested in 2022
The following table provides information regarding the vesting of RSUs held by NEOs for the year ended December 31, 2022. Our NEOs do not hold any stock options.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Niraj Shah	—	—
Steven Conine	—	—
Kate Gulliver	20,020	1,411,227
Michael Fleisher	55,000	4,792,975
Thomas Netzer	50,033	3,160,509
Stephen Oblak	48,552	2,823,473
Fiona Tan	42,395	2,934,822
(1)The value realized upon vesting has been calculated by multiplying the gross number of shares acquired on vesting by the closing stock price as reported on the NYSE of our Class A common stock on the vesting date. Therefore, the amounts shown in this column do not represent the actual amounts paid to or realized by the NEO during fiscal 2022.

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Equity Compensation Plan Information
The following table provides information as of December 31, 2022 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plan (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders (1)	10,170,203	(2)	$—	(3)	4,379,140
Equity compensation plans not approved by security holders	N/A		N/A		N/A
(1)Consists of our 2014 Plan. Our 2014 Plan contains an evergreen provision whereby the shares available for future grants are increased on the first day of each calendar year beginning January 1, 2016 and ending on and including January 1, 2024 by the lesser of (A) 2,500,000 shares, (B) 2% of the aggregate number of shares of Class A common stock and Class B common stock outstanding on the final day of the immediately preceding calendar year and (C) such smaller number of shares as determined by the Board. Accordingly, on each of January 1, 2016, January 1, 2017, January 1, 2018, January 1, 2019, January 1, 2020, January 1, 2021, January 1, 2022, and January 1, 2023 the number of shares available for future issuance under our 2014 Plan was increased by 1,686,216 shares, 1,716,618 shares, 1,764,172 shares, 1,814,952 shares, 1,872,009 shares, 1,990,894 shares, 2,096,854 shares, and 2,171,905 shares respectively, pursuant to the terms of such plan. Further, on October 14, 2022, our stockholders approved an amendment to the 2014 Plan to increase the aggregate number of shares of Class A common stock authorized for issuance under the 2014 Plan by 5,000,000 shares.
(2)Consists of 10,170,203 shares issuable upon vesting of outstanding RSUs.
(3)As of December 31, 2022, we had no options or warrants outstanding and therefore there is no related weighted average exercise price.

Pension and Nonqualified Deferred Compensation Plans
Our NEOs do not participate in any pension or nonqualified deferred compensation plans and received no pension benefits or nonqualified deferred compensation during the year ended December 31, 2022.

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Potential Payments upon Termination or Change in Control
Certain of our NEOs have an employment letter agreement that provides for certain severance benefits upon termination of employment. See “Employment and Change in Control Arrangements” above for a description of these arrangements with our NEOs. In addition, pursuant to the terms of the award agreements governing their outstanding equity awards, our NEOs are entitled to double-trigger equity acceleration upon termination of their employment for any reason other than cause (excluding a resignation by the NEO or as a result of the NEO’s death or disability) occurring within twelve (12) months following a change in control. Assuming a hypothetical termination of employment effective as of December 31, 2022 by us without cause or by the executive for good reason within twelve (12) months following a change in control, each of our NEOs would have received the following severance benefits:

Name		Payment Type	Termination without Cause/Resignation for Good Reason ($)	Termination without Cause following a Change in Control ($)
Niraj Shah	(1)	Benefit Continuation	41,000	41,000
	(2)	Equity Vesting	—	—
		Total	41,000	41,000
Steven Conine	(1)	Benefit Continuation	42,408	42,408
	(2)	Equity Vesting	—	—
		Total	42,408	42,408
Kate Gulliver	(2)	Equity Vesting	—	662,207
Michael Fleisher	(2)(3)	Equity Vesting	—	452,238
Thomas Netzer	(2)	Equity Vesting	—	1,703,883
Stephen Oblak	(2)	Equity Vesting	—	2,333,315
Fiona Tan	(2)	Equity Vesting	—	1,467,749
(1) Represents twenty-four (24) months of COBRA premiums.
(2) Represents the market value of the RSUs that would accelerate and is based on our closing price of our Class A common stock as reported on the NYSE on December 30, 2022, the last trading day in 2022, of $32.89
(3) Mr. Fleisher retired from his position as Chief Financial Officer as of November 1, 2022 and thereafter served as a non-executive employee until January 15, 2023. Mr. Fleisher did not receive any severance payments or benefits in connection with his retirement.
CEO Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing disclosure regarding the ratio of the annual total compensation of Niraj Shah, our CEO, to that of our median employee. We consider the pay ratio specified below to be a reasonable estimate, calculated in a manner intended to be consistent with Item 402(u) of Regulation S-K.
We identified the median employee by examining all W-2 reported earnings and similar reported earnings for employees located in jurisdictions outside the United States, excluding our CEO, for those who were employed by us on December 31, 2022. We included all employees, whether employed on a full-time or part-time basis. This reflects an analysis of our global workforce of 17,505 active employees as of December 31, 2022.
After identifying the median employee based on reported earnings through December 31, 2022, we calculated the annual total compensation for 2022 for such employee using the same methodology we used for our NEOs as set forth in the Summary Compensation Table above.
 For 2022, the value of the annual total compensation of the median employee was $57,398. For 2022, the annual total compensation of our CEO was $751,221. The resulting ratio of the two amounts is approximately 13:1.

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Pay vs. Performance
The following information is presented to disclose the relationship between executive “compensation actually paid” or CAP, as calculated under applicable SEC rules, and the Company’s financial performance. As required by SEC rules, the table presented below discloses CAP for (i) the Company’s principal executive officer (“PEO”), Mr. Shah, and (ii) the Company’s NEOs other than Mr. Shah (collectively, “Non-PEO NEOs”), on an average basis. Our PEO and the Non-PEO NEOs receive time-based RSU awards and their total compensation is not tied to any specific company performance measures. Additionally, prior to the termination of our corporate bonus program in the second quarter of 2022, moderate annual cash bonuses were paid based on individual performance, not specific company performance measures or short-term corporate goals. For additional information, see “Compensation Overview” and “Elements of Our Executive Compensation Program” above.

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO ($) (1)	CAP to PEO ($) (2)	Average Summary Compensation Table Total for Non-PEO NEOs ($) (3)	Average CAP to Non-PEO NEOs ($) (4)	Total Shareholder Return (TSR) ($) (5)	Peer Group TSR ($) (5)	Net (Loss) Income ($ in millions) (6)
2022	751,221	751,221	4,472,309	(3,451,909)	36.38	138.26	(1,331)
2021	227,271	227,271	5,650,305	2,656,235	210.16	202.49	(131)
2020	83,274	83,274	2,908,692	12,560,893	249.84	141.63	185
(1) Mr. Shah was the PEO for all three (3) years in the table.
(2) SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine “compensation actually paid”. or CAP, as reported in the “pay vs. performance” table above. For the years presented, however, Mr. Shah did not have compensation which required adjustments from the Summary Compensation Table total to calculate CAP, and therefore the “Summary Compensation Table” total and CAP are the same:

Year	Summary Compensation Table Total for PEO ($)	Value of Equity Awards ($) (a)	Equity Award Adjustments ($) (b)	CAP to PEO ($)
2022	751,221	—	—	751,221
2021	227,271	—	—	227,271
2020	83,274	—	—	83,274
(a) Represents the grant date fair value of equity-based awards, as reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year.
(b) The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; and (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year. We have not declared or paid any cash dividends. The valuation assumptions used to calculate fair values for these equity award adjustments did not materially differ from those disclosed at the time of grant.
(3) Represents the average Summary Compensation Table totals for NEOs other than Mr. Shah. For 2022, Messrs. Conine, Fleisher, Netzer and Oblak and Mses. Gulliver and Tan were the Non-PEO NEOs. For 2021 and 2020, Messrs. Conine, Fleisher, Macri, Miller, Netzer and Oblak were the Non-PEO NEOs.

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(4) Represents CAP for NEOs other than Mr. Shah. The amounts shown do not reflect the actual amount of compensation earned by or paid to the Non-PEO NEOs during the applicable year. In accordance with SEC rules, the following adjustments were made to Summary Compensation Table totals for the Non-PEO NEOs for each year to determine the CAP to the Non-PEO NEOs, using the same methodology described in footnote 2 above:

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Value of Equity Awards ($)	Average Equity Award Adjustments ($) (a)	Average CAP to Non-PEO NEOs ($)
2022	4,472,309	(4,240,052)	(4,420,998)	(3,451,909)
2021	5,650,305	(5,418,746)	2,909,611	2,656,235
2020	2,908,692	(2,681,909)	14,800,932	12,560,893
(a) The amounts deducted or added in calculating the average equity award adjustments, consistent with those described in footnote 2 above, are as follows:

Year	YE Value of Current Year Equity Awards ($)	Change in Value as of YE for Prior Year Awards Outstanding as of YE ($)	Value as of Vesting Date for Current Year Awards That Vested in the Year ($)	Change in Value as of Vesting Date for Prior Year Awards that Vested in the Year ($)	Value as of Prior YE of Equity Awards Forfeited in the Year ($)	Total Equity Award Adjustments ($)
2022	1,752,044	(3,845,884)	596,942	(2,924,100)	—	(4,420,998)
2021	2,245,369	(1,118,208)	709,955	1,862,830	(790,335)	2,909,611
2020	2,201,648	7,566,897	1,759,741	3,272,646	—	14,800,932
(5) TSR is determined based on the value of an initial fixed investment of $100 in our Class A common stock on December 31, 2019, assuming the reinvestment of any dividends. The peer group TSR represents TSR of the S&P Retail Select Industry Index.
(6) Represents net (loss) income, as reflected in the Company’s audited financial statements included in our Annual Reports on Form 10-K.
Relationship Between Pay vs. Performance
The chart below reflects the relationship between CAP to the PEO, the average CAP to the Non-PEO NEOs, and TSR.

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CAP and TSR
480
320
160
—
TSR
24
12
—
(12)
CAP
($ in millions)
2020
2021
2022
Year Ended December 31,
Wayfair Inc.
S&P Retail Select Industry Index
Compensation Actually Paid to PEO
Compensation Actually Paid to Non-PEO NEOs

The chart below reflects the relationship between CAP to the PEO, the average CAP to the Non-PEO NEOs, and our net (loss) income for the three (3) years ended December 31, 2022, 2021 and 2020.

CAP and Net (Loss) Income
500
—
(500)
(1,000)
(1,500)
Net (Loss) Income ($ in millions)
15
10
5
—
(5)
CAP ($ in millions)
2020
2021
2022
Net (Loss) Income
Compensation Actually Paid to PEO
Compensation Actually Paid to Non-PEO NEOs

Compensation Risk
We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk-taking. Our compensation philosophy is weighted towards providing equity awards, and we believe the equity component of our compensation programs assists in protecting against excessive or unnecessary risk-taking by providing our executive officers and other employees with a strong link to our long-term performance,

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creating an ownership culture and helping to align the interests of our executives and our stockholders. As a result, we do not believe that the risks that may arise from our compensation programs are reasonably likely to have a material adverse effect on us.
Director Compensation
Our employees who also serve as directors do not receive additional compensation for their service as directors. Our non-employee directors receive RSU grants. Our current Director Compensation Policy for our non-employee directors is intended to be competitive and fair so that we can attract, motivate and retain highly qualified directors and also align with practices of other leading publicly traded companies. We plan to periodically evaluate our Director Compensation Policy as part of our regular reviews of our overall compensation strategy. Under our current Director Compensation Policy, each non-employee director receives an initial RSU award upon joining the Board with a value of $250,000, subject to a one (1) year vesting period. In subsequent years, each non-employee director receives an annual follow-on RSU award with a value of $250,000, subject to a one (1) year vesting period. The value of each RSU award is measured using the closing stock price as reported on the NYSE on the day before the applicable Board meeting approving such award. We reimburse all directors for reasonable travel expenses incurred in connection with Board and committee meetings. We have also entered into indemnification agreements with all of our directors. We do not provide any other benefits, including retirement benefits or perquisites, to our non-employee directors.
The following table provides information regarding compensation of our non-employee directors for the year ended December 31, 2022:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Michael Choe	—	262,079	—	262,079
Andrea Jung	—	272,671	—	272,671
Jeremy King	—	272,671	—	272,671
Michael Kumin	—	242,934	—	242,934
Jeffrey Naylor	—	242,934	—	242,934
Anke Schäferkordt	—	319,976	—	319,976
Michael E. Sneed	—	319,976	—	319,976
(1) Represents the aggregate fair value on the grant date of RSUs granted in 2022 computed in accordance with FASB ASC Topic 718. See Note 10 of the “Notes to Consolidated Financial Statements - Equity-Based Compensation” in our Annual Report on Form 10-K for the year ended December 31, 2022 for a discussion of assumptions made in determining the value of our stock awards.
The following table shows the aggregate number of unvested RSUs held by our non-employee directors as of December 31, 2022:

Name	RSUs (#)
Michael Choe	2,397
Andrea Jung	3,230
Jeremy King	3,145
Michael Kumin	516
Jeffrey Naylor	516
Anke Schäferkordt	8,829
Michael E. Sneed	8,962

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Compensation Committee Report
The compensation committee has reviewed and discussed the Compensation Discussion and Analysis with the company’s management. Based on this review and discussion, the compensation committee recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

By the Compensation Committee of the Board of Directors of Wayfair Inc.:
Andrea Jung Michael Kumin (Chairperson) Michael E. Sneed

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our capital stock as of February 27, 2023, for:
•each of our named executive officers;
•each of our directors;
•all of our directors and executive officers as a group; and
•each holder of more than 5% of our Class A common stock or Class B common stock.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Shares of common stock issuable under options or warrants that are exercisable within sixty (60) days after February 27, 2023 are deemed beneficially owned, and such shares are used in computing the percentage ownership of the person holding the options or warrants but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The information contained in the following table is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares in the table does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under community property laws.
Our calculation of the percentage of beneficial ownership is based on 84,844,690 shares of our Class A common stock and 25,691,352 shares of our Class B common stock outstanding as of February 27, 2023. This table is based upon information supplied by our directors, executive officers and holders of more than 5% of our Class A common stock or Class B common stock and information contained in Schedules 13D and 13G filed with the SEC. Unless otherwise indicated, the address of all listed stockholders is c/o Wayfair Inc., 4 Copley Place, Boston, MA 02116.

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Shares beneficially owned
	Class A		Class B		% Total Voting Power**
Name and address of beneficial owner	Shares	%	Shares	%
Greater than 5% Beneficial Owners:
Baillie Gifford & Co (1)	8,573,098	10.10%	—	—%	2.51%
Capital World Investors (2)	10,530,299	12.41%	—	—%	3.08%
Sarah Conine (3)	100	*	1,843,144	7.17%	5.39%
FMR LLC (4)	12,220,561	14.40%	—	—%	3.58%
Entities affiliated with Morgan Stanley (5)	5,632,694	6.64%	—	—%	1.65%
Entities affiliated with Prescott General Partners LLC (6)	5,741,041	6.77%	—	—%	1.68%
Nikunj Shah (7)	—	—%	1,843,112	7.17%	5.39%
The Vanguard Group (8)	6,845,552	8.07%	—	—%	2.00%
Named Executive Officers:
Niraj Shah (9)	980,794	1.16%	12,834,108	49.95%	37.84%
Steven Conine (10)	981,860	1.16%	12,832,948	49.95%	37.84%
Michael Fleisher (11)	148,169	*	—	—%	*
Kate Gulliver (12)	39,142	*	—	—%	*
Thomas Netzer (13)	101,534	*	—	—%	*
Stephen Oblak (14)	202,946	*	—	—%	*
Fiona Tan (15)	66,337	*	—	—%	*
Non-Employee Directors:
Michael Choe (16)	153,400	*	—	—%	*
Andrea Jung	5,827	*	—	—%	*
Michael Kumin (17)	302,585	*	—	—%	*
Jeffrey Naylor	12,044	*	—	—%	*
Anke Schäferkordt (18)	4,052	*	—	—%	*
Michael E. Sneed (19)	3,804	*	—	—%	*
Jeremy King	2,992	*	—	—%	*
All current executive officers and directors as a group (13 persons) (20)	2,857,317	3.36%	25,667,056	99.91%	75.92%
*     Represents beneficial ownership of less than 1% of the applicable class of our outstanding capital stock.
**     Represents the voting power with respect to all outstanding shares of our Class A common stock and Class B common stock, voting as a single class. Each share of Class A common stock is entitled to one vote per share and each share of Class B common stock is entitled to ten votes per share.
(1)This information is based solely on information reported on a Schedule 13G/A filed on January 20, 2023 on behalf of Baillie Gifford & Co. According to the report, Baillie Gifford & Co has sole voting power with respect to 8,024,487 shares of Class A common stock and sole dispositive power over 8,573,098 shares of Class A common stock. The business address of Baillie Gifford & Co is Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland, UK.
(2)This information is based solely on information reported on a Schedule 13G/A filed on February 13, 2023 on behalf of Capital World Investors. According to the report, Capital World Investors has sole voting power with respect to 10,530,299 shares of Class A common stock and sole dispositive power with respect to 10,530,299 shares of Class A common stock. The business address is 333 South Hope Street, 55th Floor, Los Angeles, California 90071.
(3)Consists of (a) 21,399 shares of Class B common stock held by Steven K. Conine 2007 Irrevocable Trust, (b) 100 shares of Class A common stock held by Steven K. Conine Non Exempt Irrevocable Trust; and (c) 1,821,745 shares of Class B common stock held by Steven K. Conine Non Exempt Irrevocable Trust. The trustee of the Steven K. Conine 2007 Irrevocable Trust and the Steven K. Conine 2007 Non Exempt

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Irrevocable Trust is Sarah Conine, and she exercises voting and investment power over the shares held of record by the trusts.
(4)This information is based solely on information reported on a Schedule 13G/A filed on February 9, 2023 on behalf of FMR LLC. According to the report, FMR LLC beneficially owns 12,220,561 shares of Class A common stock with sole dispositive power over such shares and sole voting power with respect to 12,218,303 of such shares. According to the report, Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. The business address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.
(5)This information is based solely on information reported on a Schedule 13G/A filed on February 10, 2022 on behalf of Morgan Stanley and Morgan Stanley Investment Management Inc. According to the report, Morgan Stanley has shared voting power with respect to 5,232,173 shares of Class A common stock and shared dispositive power with respect to 5,632,694 shares of Class A common stock and Morgan Stanley Investment Management Inc. has shared voting power with respect to 4,737,000 shares of Class A common stock and shared dispositive power with respect to 5,107,341 shares of Class A common stock. The business address of Morgan Stanley is 1585 Broadway, New York, New York 10036 and the business address of Morgan Stanley Investment Management Inc. is 522 5th Avenue 6th Floor, New York, New York 10036.
(6)This information is based solely on information reported on a Schedule 13G/A filed on February 14, 2023 on behalf of Prescott General Partners LLC, Prescott Investors Profit Sharing Trust and Thomas W. Smith. According to the report, Prescott General Partners LLC has shared voting and dispositive power with respect to 3,823,239 shares of Class A common stock, Prescott Investors Profit Sharing Trust has sole voting and dispositive power with respect to 145,302 shares of Class A common stock and Thomas W. Smith has sole voting and dispositive power with respect to 1,585,000 shares of Class A common stock and shared voting and dispositive power with respect to 187,500 shares of Class A common stock. The business address for Prescott General Partners LLC, Prescott Investors Profit Sharing Trust and Thomas W. Smith is 2200 Butts Road, Suite 320, Boca Raton, Florida 33431.
(7)Consists of (a) 21,691 shares of Class B common stock held by Niraj Shah 2007 Irrevocable Trust and (b) 1,821,421 shares of Class B common stock held by Niraj Shah 2007 Non Exempt Irrevocable Trust. The trustee of the Niraj Shah 2007 Irrevocable Trust and the Niraj Shah 2007 Non Exempt Irrevocable Trust is Nikunj Shah, and he exercises voting and investment power over the shares held of record by the trusts.
(8)This information is based solely on information reported on a Schedule 13G/A filed on February 9, 2023 on behalf of The Vanguard Group. According to the report, The Vanguard Group has shared voting power with respect to 33,053 shares of Class A common stock, sole dispositive power with respect to 6,737,782 shares of Class A common stock and shared dispositive power with respect to 107,770 shares of Class A common stock. The business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
(9)Consists of (a) 319,137 shares of Class A common stock, (b) 10,990,996 shares of Class B common stock held by Mr. Shah, (c) the shares described in Note 6 above, which are held by entities affiliated with Mr. Shah, (d) 638,800 shares of Class A common stock held by the Shah Charitable Foundation, of which Mr. Shah’s spouse is President and (e) 22,857 shares of Class A common stock held by SK Ventures LLC, of which Mr. Shah is a member. The trustee of the entities described in Note 6 above is Nikunj Shah, and he exercises voting and investment power over the shares held of record by the trusts.
(10)Consists of (a) 319,073 shares of Class A common stock, (b) 10,989,804 shares of Class B common stock held by Mr. Conine, (c) the shares described in Note 2 above, which are held by entities affiliated with Mr. Conine, (d) 639,830 shares of Class A common stock held by the Conine Family Foundation, of which Mr. Conine’s spouse is President and (e) 22,857 shares of Class A common stock held by SK Ventures LLC, of which Mr. Conine is a member. The trustee of the entities described in Note 2 above is Sarah Conine, and she exercises voting and investment power over the shares held of record by the trusts.

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(11)Consists of (a) 82,969 shares of Class A common stock and (b) 65,200 shares of Class A common stock held in three grantor retained annuity trusts for the benefit of Mr. Fleisher's children, of which Mr. Fleisher is the sole annuitant.
(12)Consists of (a) 22,787 shares of Class A common stock and (b) RSUs that will convert into 16,355 shares of Class A common stock within 60 days of February 27, 2023.
(13)Consist of (a) 83,206 shares of Class A common stock and (b) RSUs that will convert into 18,328 shares of Class A common stock within 60 days of February 27, 2023.
(14)Consists of (a) 184,456 shares of Class A common stock and (b) RSUs that will convert into 18,490 shares of Class A common stock within 60 days of February 27, 2023.
(15)Consists of (a) 45,263 shares of Class A common stock and (b) RSUs that will convert into 21,074 shares of Class A common stock within 60 days of February 27, 2023
(16)Consists of (a) 153,400 shares of Class A Common stock. Does not include (a) 8,887 shares of Class A common stock that are held in an irrevocable trust as to which Mr. Choe disclaims beneficial ownership, except to the extent of his pecuniary interest, if any, therein and (b) $78 million in principal of the 1.00% Convertible Senior Notes due 2026 (the “2026 Notes”) and $39 million in principal of the 0.625% Convertible Senior Notes due 2025 (the “2025 Notes”, together with the 2026 Notes, the “Notes”), each of which convert into shares of Class A common stock upon the occurrence of certain specified events. Mr. Choe is a Managing Director, Chief Executive Officer and member of the investment committee of Charlesbank Capital Partners, LLC, which is the ultimate general partner or investment adviser of the investment vehicles that directly hold the Notes. Mr. Choe disclaims beneficial ownership in the Notes, except to the extent of his pecuniary interest, if any, therein.
(17)Consists of (a) 242,585 shares of Class A common stock held directly by Mr. Kumin, (b) 4,000 shares of Class A common stock held indirectly by Mr. Kumin via a retirement trust, and (c) 56,000 shares of Class A common stock held indirectly via TOF Capital of which Mr. Kumin is the managing member.
(18)Consists of (a) 4,018 shares of Class A common stock and (b) RSUs that will convert into 34 shares of Class A common stock within 60 days of February 27, 2023.
(19)Consists of (a) 3,737 shares of Class A common stock and (b) RSUs that will convert into 67 shares of Class A common stock within 60 days of February 27, 2023.
(20)Consists of (a) 2,782,969 shares of Class A common stock, (b) 25,667,056 shares of Class B common stock and (c) RSUs that will convert into 74,348 shares of Class A common stock within 60 days of February 27, 2023.

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DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires the company’s directors and executive officers, and persons who own more than 10% of a registered class of the company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the company with copies of all Section 16(a) forms they file.
To the company’s knowledge, based solely on a review of the copies of such reports furnished to the company and written representations that no other reports were required, during the year ended December 31, 2022, all our officers, directors and greater than 10% stockholders complied with filing requirements under Section 16(a) of the Exchange Act.
Following the filing of the company’s Definitive Proxy Statement for the 2022 Annual Meeting of Stockholders, the company became aware that, due to an administrative error, Mr. Fleisher, a former executive officer of the Company, did not timely file a Form 4, with respect to a mandatory tax withholding transaction in which shares of Class A common stock were automatically sold by the company to satisfy tax withholding obligations incident to the vesting of an equity award in September 2021.

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ADDITIONAL INFORMATION
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single Notice or Proxy Statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Brokers with account holders who are Wayfair stockholders may be “householding” our proxy materials. A single Notice or Proxy Statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the company that you no longer wish to participate in “householding.”
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: Wayfair Inc., 4 Copley Place, Boston, MA 02116, Attention: Secretary or (3) contact our Investor Relations department by email at IR@wayfair.com. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, the company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.
Other Matters
As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.
Annual Reports
The 2022 Annual Report to Stockholders is available at the Investor Relations section of our website, located at investor.wayfair.com. Requests for copies of our 2022 Annual Report to Stockholders may also be directed to the Secretary, Wayfair Inc., 4 Copley Place, Boston, MA 02116.
We have filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by a Wayfair stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Secretary, Wayfair Inc., 4 Copley Place, Boston, MA 02116.

By Order of the Board of Directors,

Enrique Colbert General Counsel and Secretary
March 14, 2023

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wayfair®

ALLMODERN BIRCH LANE JOSS & MAIN PERIGOLD

Annex A

WAYFAIR INC.
2023 INCENTIVE AWARD PLAN

ARTICLE 1.

PURPOSE

The purpose of the Wayfair Inc. 2023 Incentive Award Plan (as it may be amended or restated from time to time, the "Plan") is to promote the success and enhance the value of Wayfair Inc. (the "Company") by linking the individual interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 "Administrator" shall mean the entity that conducts the general administration of the Plan as provided in Article 10. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 10.6, or as to which the Board has assumed, the term "Administrator" shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.2 "Applicable Accounting Standards" shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company's financial statements under United States federal securities laws from time to time.

2.3 "Applicable Law" shall mean any applicable law, including without limitation: (i) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (ii) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (iii) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.4 "Automatic Exercise Date" shall mean, with respect to an Option or a Stock Appreciation Right, the last business day of the applicable Option Term or Stock Appreciation Right Term that was established by the Administrator for such Option or Stock Appreciation Right (*e.g.*, the last business day prior to the tenth anniversary of the date of grant of such Option or Stock Appreciation Right if the Option or Stock Appreciation Right initially had a ten-year Option Term or Stock Appreciation Right Term, as applicable); provided that with respect to an Option or Stock Appreciation Right that has been amended pursuant to this Plan so as to alter the applicable Option Term or Stock Appreciation Right Term, "Automatic Exercise Date" shall mean the last business day of the applicable Option Term or Stock Appreciation Right Term that was established by the Administrator for such Option or Stock Appreciation Right as amended.

2.5 "Award" shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalent award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, "Awards").

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2.6 "Award Agreement" shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.7 "Board" shall mean the Board of Directors of the Company.

2.8 "Change in Control" shall mean and includes each of the following:

(a) A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission or a transaction or series of transactions that meets the requirements of clause (i) and (ii) of paragraph (c) below) whereby any "person" or related "group" of "persons" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a "person" that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company's securities outstanding immediately after such acquisition; or

(b) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.8(a) or Section 2.8(c)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company's assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i) which results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "Successor Entity")) directly or indirectly, at least a majority of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, and

(ii) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.8(c)(ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

For avoidance of doubt, a transaction shall not constitute a Change in Control if its sole purpose is to change the jurisdiction of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction. In addition, if a Change in Control constitutes a payment event with respect to any portion of an Award that provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b) or (c) with respect to such Award (or portion thereof) must also constitute a "change in control event," as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Section 409A.

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The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a "change in control event" as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.9 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.

2.10 "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board or the Compensation Committee, appointed as provided in Section 10.1.

2.11 "Common Stock" shall mean the Class A common stock of the Company, par value $0.001 per share.

2.12 "Company" shall have the meaning set forth in Article 1.

2.13 "Consultant" shall mean any consultant or adviser engaged to provide services to the Company or any Subsidiary that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

2.14 "Director" shall mean a member of the Board, as constituted from time to time.

2.15 "Dividend Equivalent" shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 8.2.

2.16 "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.17 "Effective Date" shall mean the date the Plan, as adopted by the Board, is approved by the Company's stockholders.

2.18 "Eligible Individual" shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Committee.

2.19 "Employee" shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code) of the Company or of any Subsidiary.

2.20 "Equity Restructuring" shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

2.21 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.22 "Fair Market Value" shall mean, as of any given date, the value of a Share determined as follows:

(a) If the Common Stock is listed on any (i) established securities exchange (such as the New York Stock Exchange, the Nasdaq Global Market and the Nasdaq Global Select Market), (ii) national market system or (iii) automated quotation system, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in *The Wall Street Journal* or such other source as the Administrator deems reliable;

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(b) If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in *The Wall Street Journal* or such other source as the Administrator deems reliable; or

(c) If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

2.23 "Full Value Award" shall mean any Award or corresponding Prior Plan Award, other than an (i) Option, (ii) Stock Appreciation Right or (iii) other Award for which the Holder pays (or the value or amount payable under the Award is reduced by) an amount equal to or exceeding the Fair Market Value of the Shares, determined as of the date of grant.

2.24 "Greater Than 10% Stockholder" shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

2.25 "Holder" shall mean a person who has been granted an Award.

2.26 "Incentive Stock Option" shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.27 "Non-Employee Director" shall mean a Director of the Company who is not an Employee.

2.28 "Non-Employee Director Equity Compensation Policy" shall have the meaning set forth in Section 4.5.

2.29 "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

2.30 "Option" shall mean a right to purchase Shares at a specified exercise price, granted under Article 5. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

2.31 "Option Term" shall have the meaning set forth in Section 5.4.

2.32 "Performance Award" shall mean a cash bonus award, stock bonus award, performance award or other incentive award that is paid in cash, Shares or a combination of both, awarded under Section 8.1.

2.33 "Performance Criteria" shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a) The Performance Criteria that shall be used to establish Performance Goals may include but are not limited to: (i) net earnings (either before or after one or more of (A) interest, (B) taxes, (C) depreciation and (D) amortization); (ii) gross or net sales or revenue; net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders' equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) expenses; (xv) working capital; (xvi) earnings per share; (xvii) adjusted earnings per share; (xviii) price per share; (xix) regulatory body approval for commercialization of a product; (xx) implementation, completion or attainment of objectives relating

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to research, development, regulatory, commercial, or strategic milestones or developments; (xxi) market share; (xxii) economic value; (xxiii) revenue, (xxiv) revenue growth, (xxv) environmental, social, and governance (ESG) and diversity, equity and inclusion (DEI) targets, and (xxvi) any other criteria the Administrator may choose from time to time, in its discretion, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

(b) The Administrator, in its discretion, may at any time adjust the Performance Criteria for any Performance Period for such factors as the Administrator may determine, including, without limitation, in recognition of unusual or non-recurring events affecting the Company or changes in Applicable Law or Applicable Accounting Standards.

2.34 "Performance Goals" shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish Performance Goals, Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, business unit, geography, or an individual, or a combination thereof, or in such other manner determined by the Administrator. The achievement of each Performance Goal may be determined with reference to Applicable Accounting Standards or other methodology as determined appropriate by the Administrator. The Administrator, in its sole discretion, may at any time provide that one or more adjustments shall be made to one or more of the Performance Goals.

2.35 "Performance Period" shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder's right to, and the payment of, an Award.

2.36 "Performance Stock Unit" shall mean a Performance Award awarded under Section 8.1 which is denominated in units of value including dollar value of Shares.

2.37 "Permitted Transferee" shall mean, with respect to a Holder, any "family member" of the Holder, as defined in the instructions to use the Form S-8 Registration Statement under the Securities Act, or any other transferee specifically approved by the Administrator after taking into account Applicable Law.

2.38 "Plan" shall have the meaning set forth in Article 1.

2.39 "Prior Plan" shall mean the Wayfair Inc. 2014 Incentive Award Plan, as such plan may be amended from time to time.

2.40 "Prior Plan Award" shall mean an award outstanding under the Prior Plan as of the Effective Date.

2.41 "Restricted Stock" shall mean Common Stock awarded under Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.42 "Restricted Stock Unit" shall mean the right to receive Shares awarded under Article 7.

2.43 "Securities Act" shall mean the Securities Act of 1933, as amended.

2.44 "Shares" shall mean shares of Common Stock.

2.45 "Stock Appreciation Right" shall mean a right which shall entitle the Holder (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the

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number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose.

2.46 "Stock Appreciation Right Term" shall have the meaning set forth in Section 5.4.

2.47 "Stock Payment" shall mean (a) a payment in the form of Shares, or (b) an option or other right to purchase Shares, as part of a bonus, deferred compensation or other arrangement, awarded under Section 8.3.

2.48 "Subsidiary" shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.49 "Substitute Award" shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.50 "Termination of Service" shall mean the time when the Holder ceases to be an Eligible Individual for any reason, with or without cause, including, without limitation, by resignation, discharge, death, disability or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Subsidiary, provided that there is no interruption in the Holder's employment or service (except as may be necessary to effect a transfer between entities or a change in the capacity in which the Holder provides service). The Administrator, in its discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, the question of when a Termination of Service is deemed to occur, whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, or as otherwise required by Applicable Law, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code. For purposes of the Plan, a Holder's employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Holder ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Share Reserve. Subject to Section 11.2, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is the sum of: (i) 15,000,000 Shares, (ii) the number of Shares which as of the Effective Date are available for grant under the Prior Plan, and (iii) any Shares which are subject to Prior Plan Awards and which, on or after the Effective Date, become available for issuance under this Plan pursuant to Section 3.1(b); provided, however, no more than 15,000,000 Shares may be issued upon the exercise of Incentive Stock Options.

(b) Shares Returning to the Plan. To the extent all or a portion of an Award or a Prior Plan Award is forfeited, expires, lapses for any reason, is converted to an award of an unrelated entity in connection with a recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or

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other similar event, or is settled for cash without the delivery of shares to the Holder, any shares subject to such Award, Prior Plan Award or portion thereof shall, to the extent of such forfeiture, expiration, lapse, conversion or cash settlement, again be or shall become, as applicable, available for the grant of an Award under the Plan. Further, Shares subject to a Full Value Award granted under the Plan or under the Prior Plan that are retained or are otherwise not issued by the Company in order to satisfy tax withholding obligations in connection with the Full Value Award shall again be or shall become, as applicable, available for the grant of an Award under the Plan. Any shares repurchased by or surrendered to the Company under Section 6.4 or in connection with any Prior Plan Award so that such shares are returned to the Company shall again be or shall become, as applicable, available for the grant of an Award under the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards, or the settlement of any Award in cash, shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no shares may again be or, as applicable, may become eligible to be, optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c) Shares not Returning to the Plan. Notwithstanding anything to the contrary herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a) and shall not be available for future grants of Awards under the Plan: (i) Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Holder or withheld by the Company to satisfy any tax withholding obligation with respect to an Award other than a Full Value Award; (iii) Shares subject to Stock Appreciation Rights that are not issued in connection with the stock settlement of the Stock Appreciation Rights on exercise thereof; and (iv) Shares purchased on the open market by the Company with the cash proceeds received from the exercise of Options.

(d) Substitute Awards; Certain Corporate Transactions. To the extent permitted by Applicable Law, Substitute Awards shall not reduce the Shares authorized for grant under the Plan and Shares subject to such Substitute Awards shall not be added to the Shares available for Awards under the Plan as provided in Section 3.1(b) above. Further, to the extent permitted by Applicable Law, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided in Section 3.1(b) above unless permitted under the acquired company's stockholder-approved plan); provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall be made only to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.

3.2 Stock Distributed. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

ARTICLE 4.

GRANTING OF AWARDS

4.1 Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. Except as provided in Section 4.5 regarding the

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grant of Awards pursuant to the Non-Employee Director Equity Compensation Policy, no Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

4.2 Award Agreement. Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award, which may include the term of the Award, the provisions applicable in the event of the Holder's Termination of Service, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4 At-Will Employment; Voluntary Participation. Nothing in the Plan or Award Agreement shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Subsidiary. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan shall be construed as mandating that any Eligible Individual shall participate in the Plan.

4.5 Non-Employee Director Awards. The Administrator, in its discretion, may provide that Awards granted to Non-Employee Directors shall be granted pursuant to a written nondiscretionary formula established by the Administrator (the "Non-Employee Director Equity Compensation Policy"), subject to the limitations of the Plan, and provided that any such formula-based grants shall not be made after the tenth (10th) anniversary of the Effective Date. The Non-Employee Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to Non-Employee Directors, the number of Shares to be subject to Non-Employee Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Administrator shall determine in its discretion. The Non-Employee Director Equity Compensation Policy may be modified by the Administrator from time to time in its discretion. Notwithstanding any provision to the contrary in the Plan or in the Non-Employee Director Equity Compensation Policy, the maximum aggregate grant date fair value of all Awards payable in Shares and the maximum cash value of any other Award granted under the Plan to an individual as compensation for services as a Non-Employee Director, together with cash compensation paid to such Director in the form of Board and committee retainer, meeting or similar fees, during any calendar year shall be $1,000,000; provided, however, that the foregoing limit shall be increased by $200,000 as the Board may deem necessary to compensate a Non-Employee Director for service on a special purpose committee or for other special or extraordinary service, as determined in the discretion of the members of the Board excluding any Non-Employee Director receiving such additional compensation. For avoidance of doubt, compensation will count towards this limit for the calendar year in which it was granted or earned, and not later when distributed, in the event it is deferred. The foregoing limit may not be increased without the approval of the stockholders of the Company.

4.6 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

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ARTICLE 5.

OPTIONS AND STOCK APPRECIATION RIGHTS

5.1 Granting of Options and Stock Appreciation Rights to Eligible Individuals. The Administrator is authorized to grant Options and Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.

5.2 Qualification of Incentive Stock Options. The Administrator may grant Options intended to qualify as Incentive Stock Options only to employees of the Company and any of the Company's present or future "subsidiary corporations" as defined in Sections 424(f) of the Code and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. To the extent that the aggregate fair market value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any parent corporation or subsidiary corporation thereof (as defined in Section 424(e) and 424(f) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the immediately preceding sentence shall be applied by taking Options into account in the order in which they were granted and the fair market value of stock shall be determined as of the time the respective options were granted. Any interpretations and rules under the Plan with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. Neither the Company nor the Administrator shall have any liability to a Holder, or any other person, (a) if an Option (or any part thereof) which is intended to qualify as an Incentive Stock Option fails to qualify as an Incentive Stock Option or (b) for any action or omission by the Company or the Administrator that causes an Option not to qualify as an Incentive Stock Option, including, without limitation, the conversion of an Incentive Stock Option to a Non-Qualified Stock Option or the grant of an Option intended as an Incentive Stock Option that fails to satisfy the requirements under the Code applicable to an Incentive Stock Option.

5.3 Option and Stock Appreciation Right Exercise Price. The exercise price per Share subject to each Option and Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option or Stock Appreciation Right, as applicable, is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) unless otherwise determined by the Administrator. In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). Notwithstanding the foregoing, in the case of an Option or Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Section 424 and 409A of the Code.

5.4 Option and SAR Term. The term of each Option (the "Option Term") and the term of each Stock Appreciation Right (the "SAR Term") shall be set by the Administrator in its sole discretion; provided, however, that the Option Term or SAR Term, as applicable, shall not be more than (a) ten (10) years from the date the Option or Stock Appreciation Right, as applicable, is granted to an Eligible Individual or (b) five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Options or Stock Appreciation Rights, which time period may not extend beyond the last day of the Option Term or SAR Term applicable to such Option or Stock Appreciation Right. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder or the first sentence of this Section 5.4 and without limiting the Company's rights under Section 9.4, the Administrator may extend the Option Term of any outstanding Option or the SAR Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Options or Stock Appreciation Rights may be exercised, in connection

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with any Termination of Service of the Holder or otherwise, and may amend, subject to Section 11.1, any other term or condition of such Option or Stock Appreciation Right relating to such Termination of Service of the Holder or otherwise. Further, unless determined otherwise by the Company, in the event that on the last business day of the term of an Option or Stock Appreciation Right (other than an Incentive Stock Option) (i) the exercise of the Option or Stock Appreciation Right is prohibited by Applicable Law, as determined by the Company, or (ii) Shares may not be purchased or sold by the applicable Holder due to any Company insider trading policy (including blackout periods), the term of the Option or Stock Appreciation Right shall be extended until the date that is thirty (30) days after the end of the legal prohibition or black-out period, as determined by the Company; provided, however, in no event shall the extension last beyond the ten (10) year (or shorter) term of the applicable Option or Stock Appreciation Right.

5.5 Option and SAR Vesting.

(a) The period during which the right to vest in or exercise, in whole or in part, an Option or Stock Appreciation Right shall be set by the Administrator and set forth in the applicable Award Agreement. Such vesting may be based on service with the Company or any Subsidiary or any other criteria selected by the Administrator, including Performance Goals or Performance Criteria. At any time after the grant of an Option or Stock Appreciation Right, the Administrator, in its sole discretion and subject to whatever terms and conditions it selects, may accelerate the period during which an Option or Stock Appreciation Right vests.

(b) No portion of an Option or Stock Appreciation Right which is unexercisable at a Holder's Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement evidencing the grant of an Option or Stock Appreciation Right or by action of the Administrator following the grant of the Option or Stock Appreciation Right. Unless otherwise determined by the Administrator in the Award Agreement or by action of the Administrator following the grant of the Option or Stock Appreciation Right, the portion of an Option or Stock Appreciation Right that is unexercisable at a Holder's Termination of Service shall automatically expire thirty (30) days following such Termination of Service.

5.6 Manner of Exercise. All or a portion of an exercisable Option or Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock administrator of the Company or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option or Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or Stock Appreciation Right or such portion of the Option or Stock Appreciation Right.

(b) Such representations and documents as the Administrator, in its discretion, deems necessary or advisable to effect compliance with Applicable Law. The Administrator may, in its discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop- transfer notices to agents and registrars.

(c) In the event that the Option or Stock Appreciation Right shall be exercised by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option or Stock Appreciation Right, as determined in the discretion of the Administrator.

(d) Full payment of the Option exercise price and applicable withholding taxes for the shares with respect to which the Option or Stock Appreciation Right, or portion thereof, is exercised, in a manner permitted by Section 9.1 and Section 9.2.

5.7 Partial Exercise. An exercisable Option or Stock Appreciation Right may be exercised in whole or in part. However, an Option or Stock Appreciation Right shall not be exercisable with respect to fractional Shares

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unless otherwise determined by the Administrator and the Administrator may require that, by the terms of the Option or Stock Appreciation Right, a partial exercise must be with respect to a minimum number of shares.

5.8 Payment. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 5 shall be in cash, Shares (based on Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

5.9 Expiration of Option Term or SAR Term: Automatic Exercise of In-The-Money Options or Stock Appreciation Rights. Unless otherwise determined by the Administrator (in an Award Agreement or otherwise) or as otherwise directed by an Option Holder or Stock Appreciation Right Holder in writing to the Company, each Option or Stock Appreciation Right outstanding on the Automatic Exercise Date with an exercise price per share that is less than the Fair Market Value per share of Common Stock as of such date shall automatically and without further action by the Option Holder or Stock Appreciation Right Holder or the Company be exercised on the Automatic Exercise Date. In the discretion of the Administrator, payment of the exercise price of any such Option or Stock Appreciation Right shall be made pursuant to Section 9.1(b) or Section 9.1(c) and the Company or any Subsidiary shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 9.2. Unless otherwise determined by the Administrator, this Section 5.9 shall not apply to an Option or Stock Appreciation Right if the Holder of such Option or Stock Appreciation Right incurs a Termination of Service on or before the Automatic Exercise Date. For the avoidance of doubt, no Option or Stock Appreciation Right with an exercise price per share that is equal to or greater than the Fair Market Value per share of Common Stock on the Automatic Exercise Date shall be exercised pursuant to this Section 5.9.

5.10 Notification Regarding Disposition. The Holder shall give the Company prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such Shares to such Holder.

ARTICLE 6.

RESTRICTED STOCK

6.1 Award of Restricted Stock.

(a) The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

(b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

6.2 Rights as Stockholders. Subject to Section 6.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said Shares, subject to the restrictions in each individual Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares to the extent such dividends and other distributions have a record date that is on or after the date on which the Holder to whom such Restricted Stock are granted becomes the record holder of such Restricted Stock; provided, however, that, any dividends and distributions with respect to the Shares shall be subject to the restrictions set forth in Section 6.3. For avoidance of doubt, dividends which are paid prior to vesting of shares of Restricted Stock shall be paid out to the Holder only to the extent that the vesting conditions are subsequently satisfied and the shares of Restricted Stock vest.

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6.3 Restrictions. All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Holder's duration of employment, directorship or consultancy with the Company, Performance Goals, Performance Criteria, Company performance, individual performance or other criteria selected by the Administrator. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the applicable Award Agreement. Unless otherwise determined by the Administrator, Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

6.4 Repurchase or Forfeiture of Restricted Stock. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, (a) if no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder's rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration, and (b) if a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the applicable Award Agreement. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide that upon certain events, including, without limitation, a Change in Control, the Holder's death, retirement or disability or any other specified Termination of Service or any other event, the Holder's rights in unvested Restricted Stock then subject to restrictions shall not lapse, such Restricted Stock shall vest and cease to be forfeitable and, if applicable, the Company shall cease to have a right of repurchase.

6.5 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock shall include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Company, in its discretion, may (a) retain physical possession of any stock certificate evidencing shares of Restricted Stock until the restrictions thereon shall have lapsed and/or (b) require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed and that the Holder deliver a stock power, endorsed in blank, relating to such Restricted Stock.

6.6 Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

ARTICLE 7.

RESTRICTED STOCK UNITS

7.1 Grant of Restricted Stock Units. The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.

7.2 Vesting of Restricted Stock Units. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such

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conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder's duration of service to the Company or any Subsidiary, Company performance, individual performance or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator. By action taken after the Restricted Stock Units are granted, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock Units by removing any or all of the restrictions imposed by the terms of the applicable Award Agreement.

7.3 Settlement and Payment. At the time of grant, the Administrator shall specify the settlement date applicable to each grant of Restricted Stock Units, which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise set forth in an applicable Award Agreement, the settlement date relating to each Restricted Stock Unit shall not occur following the later of (a) the 15th day of the third month following the end of the calendar year in which the applicable portion of the Restricted Stock Unit vests; or (b) the 15th day of the third month following the end of the Company's fiscal year in which the applicable portion of the Restricted Stock Unit vests. On the settlement date, the Company shall, subject to Section 9.4, transfer to the Holder one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the settlement date or a combination of cash and Common Stock as determined by the Administrator.

7.4 No Rights as a Stockholder. Unless otherwise determined by the Administrator, a Holder of Restricted Stock Units shall possess no incidents of ownership with respect to the Shares represented by such Restricted Stock Units, unless and until such Shares are transferred to the Holder pursuant to the terms of this Plan and the Award Agreement.

ARTICLE 8.

PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, STOCK PAYMENTS, SUBSTITUTE AWARDS

8.2 Dividend Equivalents. Dividend Equivalents may be granted by the Administrator, either alone or in tandem with another Award, based on dividends declared on the Common Stock, to be credited as of dividend payment dates with respect to dividends with record dates that occur during the period between the date the Dividend Equivalents are granted to a Holder and the date such Dividend Equivalents terminate or expire, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator; provided, however, that dividend Equivalents with respect to an Award that are based on dividends paid prior to the vesting of such Award shall be paid out to the Holder only to the extent that the vesting conditions are subsequently satisfied and the Award vests and in no event may any Award provide for a Holder's receipt of any other dividends prior to the vesting of such Award. Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

8.3 Stock Payments. The Administrator is authorized to make Stock Payments to any Eligible Individual. The number or value of Shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more Performance Goals or any other specific criteria, including service to the Company or any Subsidiary, determined by the Administrator. Shares underlying a Stock Payment which is subject to a vesting

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schedule or other conditions or criteria set by the Administrator shall not be issued until those conditions have been satisfied. Unless otherwise provided by the Administrator, a Holder of a Stock Payment shall have no rights as a Company stockholder with respect to such Stock Payment until such time as the Stock Payment has vested and the Shares underlying the Award have been issued to the Holder. Stock Payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual.

8.4 Purchase Price. The Administrator may establish the purchase price of a Performance Award or Shares distributed as a Stock Payment award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.

ARTICLE 9.

ADDITIONAL TERMS OF AWARDS

9.1 Payment. The Administrator shall determine the methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash, wire transfer of immediately available funds or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) held for such period of time as may be established or required by the Administrator, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale, (d) any other form of legal consideration acceptable to the Administrator in its discretion, or (e) any combination of the above permitted forms of payment. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

9.2 Tax Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder's FICA, employment tax or other social security contribution obligation) required or permitted by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan. The Administrator, in its sole discretion and in satisfaction of the foregoing requirement, may withhold, or allow a Holder to elect to have the Company withhold, Shares otherwise issuable under an Award (or allow the surrender of Shares). Unless otherwise determined by the Administrator, the number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a Fair Market Value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the maximum statutory withholding rates in such Holder's applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income (or such other rate as may be required to avoid adverse accounting consequences). Further, the Administrator, in its sole discretion, may satisfy the foregoing requirement by any other manner of withholding set forth in the Award Agreement, including, without limitation, by entry into a broker-sell arrangement whereby a number of Shares issued pursuant to an Award is immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code and other Applicable Law, for tax withholding obligations due in connection with a broker-

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assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

9.3 Transferability of Awards.

(a) Except as otherwise provided in Section 9.3(b):

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;

(ii) No Award or interest or right therein shall be liable for or otherwise subject to the debts, contracts or engagements of the Holder or the Holder's successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 9.3(a)(i); and

(iii) During the lifetime of the Holder, only the Holder may exercise an Award (or any portion thereof) granted to such Holder under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the Award Agreement, be exercised by the Holder's personal representative or by any person empowered to do so under the deceased Holder's will or under the then-applicable laws of descent and distribution.

(b) Notwithstanding Section 9.3(a), the Administrator, in its sole discretion, may determine to permit a Holder or Permitted Transferee of such Holder to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Non-Qualified Stock Option) to any one or more Permitted Transferees of such Holder, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Holder, or (B) by will or the laws of descent and distribution or subject to the consent of the Administrator; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award to any person other than another Permitted Transferee of the applicable Holder); and (iii) the Holder (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer.

(c) Notwithstanding Section 9.3(a), a Holder may, if permitted by, and then in the manner determined by, the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Holder, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Holder's spouse or domestic partner, as applicable, as the Holder's beneficiary with respect to more than 50% of the Holder's interest in the Award shall not be effective without the prior written or electronic consent of the Holder's spouse or domestic partner. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is filed with the Administrator prior to the Holder's death.

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9.4 Conditions to Issuance of Shares.

(a) The Administrator shall determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares issuable pursuant to any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such Shares is in compliance with Applicable Law and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Holder make such reasonable covenants, agreements and representations as the Board or the Committee, in its discretion, deems advisable in order to comply with Applicable Law. The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder or otherwise to lawfully issue Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained, and shall constitute circumstances in which the Administrator may determine to amend or cancel Awards pertaining to such Shares, with or without consideration to the Holder.

(b) All Share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any Share certificate or book entry to reference restrictions applicable to the Shares.

(c) The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(d) Unless the Administrator otherwise determines, no fractional Shares shall be issued and the Administrator, in its discretion, shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.

(e) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

9.5 Forfeiture and Claw-Back Provisions.

(a) Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in an Award Agreement or otherwise, or to require a Holder to agree by separate written or electronic instrument, that: (i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, shall be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (x) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or, to the maximum extent permissible under Applicable Law, (y) the Holder at any time, or during a specified time period, engages in any activity which is inimical, contrary or harmful to the interests of the Company, including, but not limited to: (1) the Holder's engagement in conduct which results, or could reasonably be expected to result in, material harm to the business or reputation of the Company or its affiliates; (2) the Holder's conviction of, or entry of a plea of guilty, or no contest, to any felony or any other crime involving moral turpitude; (3) the Holder's material breach of the terms and conditions of the Holder's employment or service, including, but not limited to (A) the Holder's material violation of any applicable written policies of the Company or its affiliates; (B) the Holder's material breach of the Holder's employment agreement, offer letter, inventions agreement or similar agreement with the Company or its affiliates; (C) the Holder's commission of an act of fraud or

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misappropriation, embezzlement or theft, or misuse of funds or property belonging to the Company or its affiliates in connection with the Holder's duties or in the course of the Holder's employment or service; (D) the Holder's act of personal dishonesty that involves personal profit in connection with the Holder's employment or services to the Company or its affiliates; or (4) the Holder's gross negligence or willful misconduct in the performance of the Holder's duties for the Company or its affiliates or willful or repeated failure or refusal to perform the duties of the Holder's employment or service (other than any such failure resulting from the Holder's disability) or as further defined by the Administrator; or (z) the Holder incurs a Termination of Service for "cause" (as such term is defined in the discretion of the Administrator, or as set forth in a written agreement relating to such Award between the Company and the Holder); and

(b) In addition, all Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to forfeiture and/or repayment to the Company to the extent and in the manner required (i) to comply with any requirements imposed under Applicable Law and/or the rules and regulations of the securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, including, without limitation, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, Rule 10D-1 under the Exchange Act and any rules or regulations of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded promulgated thereunder, and (ii) under the terms of any policy, guideline or Board committee charter adopted by the Company in order to comply with Applicable Law or for reasons related to fraud prevention, governance, avoidance of monetary or reputational damage to the Company and its affiliates or similar considerations, whether or not such policy or guideline was in place at the time of grant of an Award (and such requirements shall be deemed incorporated into this Plan without the consent of Holder).

9.6 No Repricing. Subject to Section 11.2, the Administrator shall not have the authority, without the approval of the stockholders of the Company, to (i) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per Share, (ii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per Share exceeds the Fair Market Value of the underlying Shares, in its sole discretion, or (iii) cancel an Option or Stock Appreciation Right in exchange for an Option or Stock Appreciation Right with a lower exercise price than such original Option or Stock Appreciation Right.

9.7 Amendment of Awards. Subject to Applicable Law and Section 9.6 above, the Administrator may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or settlement, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Holder's consent to such action shall be required unless (i) the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Holder, or (ii) the change is otherwise permitted under the Plan.

ARTICLE 10.

ADMINISTRATION

10.1 Administrator. The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a "non-employee director" as defined by Rule 16b-3 of the Exchange Act or any successor rule and an "independent director" under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Notwithstanding the foregoing, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 10.1 or otherwise provided in any charter of the Committee. Except as may

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otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the terms "Administrator" and "Committee" as used in the Plan shall be deemed to refer to the Board and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 10.6.

10.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 9.5 or Section 11.10. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the discretion of the Committee.

10.3 Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

10.4 Authority of Administrator. Subject to the Company's Bylaws, the Committee's Charter and any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:

(a) Designate Eligible Individuals to receive Awards;

(b) Determine the type or types of Awards to be granted to Eligible Individuals;

(c) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any Performance Goals or Performance Criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Holder;

(g) Decide all other matters that must be determined in connection with an Award;

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(h) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement;

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan; and

(k) Accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects.

10.5 Decisions Binding. The Administrator's interpretation of the Plan, any Awards granted pursuant to the Plan, and any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding and conclusive on all parties.

10.6 Delegation of Authority. To the extent permitted by Applicable Law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company or to such other person or body as it deems appropriate the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 10; provided, however, that in no event shall an officer of the Company or other person or body as referenced herein be delegated the authority to grant awards to, or amend awards held by: (a) individuals who are subject to Section 16 of the Exchange Act or (b) officers of the Company (or Directors) or other persons or bodies to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 10.6 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 11.

MISCELLANEOUS PROVISIONS

11.1 Amendment, Suspension or Termination of the Plan.

(a) Except as otherwise provided in this Section 11.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 11.2, increase the limits imposed in Section 3.1 on the maximum number of Shares which may be issued under the Plan. Except as provided in Section 9.5 and Section 11.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.

(b) The Plan shall remain in effect until it is terminated under Section 11.1(a), except that no Incentive Stock Options may be granted on or after the tenth (10th) anniversary of the date that the Board adopted the Plan. Any Awards that are outstanding on the date that the Plan is terminated shall remain in force according to the terms of the Plan and the applicable Award Agreement. The Plan shall serve as the successor to the Company's 2014 Incentive Award Plan, and no further awards shall be granted under the 2014 Incentive Award Plan after the Effective Date. All awards outstanding under the Prior Plan as of the Effective Date shall remain outstanding in accordance with their terms.

11.2 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

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(a) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in this Section 11.2, the Administrator shall equitably adjust each outstanding Award, which adjustments may include adjustments to the number and type of securities subject to each outstanding Award and/or the exercise price or grant price thereof, if applicable, the grant of new Awards to Holders, and/or the making of a cash payment to Holders, as the Administrator deems appropriate to reflect such Equity Restructuring. The adjustments provided under this Section 11.2(a) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company; provided that whether an adjustment is equitable shall be determined in the discretion of the Administrator.

(b) In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), Change in Control, reorganization, merger, amalgamation, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, as determined by the Administrator, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award, the Administrator may make equitable adjustments, if any, to reflect such change with respect to: (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of shares which may be issued under the Plan); the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the number and kind of Shares (or other securities or property) for which automatic grants are subsequently to be made to new and continuing Non-Employee Directors pursuant to Section 4.5; (iv) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (v) the grant or exercise price per share for any outstanding Awards under the Plan.

(c) In the event of any transaction or event described in Section 11.2(b) or any unusual or nonrecurring transactions or events affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any Subsidiary, or of changes in Applicable Law or accounting principles, the Administrator, in its discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder's rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 11.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder's rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator, in its discretion, having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested;

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(iii) To make adjustments in the number and type of shares of the Company's stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement;

(d) The Administrator, in its discretion, may include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(e) No adjustment or action described in this Section 11.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

(f) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(g) No action shall be taken under this Section 11.2 which shall cause an Award to fail to comply with Section 409A of the Code, to the extent applicable to the Award.

(h) In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company, in its discretion, may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.

11.3 Approval of Plan by Stockholders. The Plan shall be submitted for the approval of the Company's stockholders within twelve (12) months after the date of the Board's initial adoption of the Plan.

11.4 No Stockholders Rights. Except as otherwise provided herein, a Holder shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares.

11.5 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using

21

an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

11.6 Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) except as otherwise provided in the last sentence of Section 3.1(b), to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

11.7 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law (including but not limited to state, federal and foreign securities law and margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.

11.8 Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

11.9 Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.

11.10 Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and any Award Agreements shall be interpreted in accordance with Section 409A of the Code, including without limitation any such regulations or other guidance that may be issued after the Effective Date. In that regard, to the extent any Award under the Plan or any other compensatory plan or arrangement of the Company or any of its Subsidiaries is subject to Section 409A of the Code, and such Award or other amount is payable on account of a Holder's Termination of Service (or any similarly defined term), then (a) such Award or amount shall only be paid to the extent such Termination of Service qualifies as a "separation from service" as defined in Section 409A of the Code, and (b) if such Award or amount is payable to a "specified employee" as defined in Section 409A of the Code then, to the extent required in order to avoid a prohibited distribution under Section 409A of the Code, such Award or other compensatory payment shall not be payable prior to the earlier of (i) the expiration of the six-month period measured from the date of the Holder's Termination of Service, or (ii) the date of the Holder's death. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code (including Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (x) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (y) comply with the requirements of Section 409A of the

22

Code and thereby avoid the application of any penalty taxes under such Section. The Company makes no representations or warranties as to the tax treatment of any Award under Section 409A or otherwise. The Company shall have no obligation under this Section 11.10 or otherwise to take any action (whether or not described herein) to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any Award and shall have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute non-compliant, "nonqualified deferred compensation" subject to the imposition of taxes, penalties and/or interest under Section 409A.

11.11 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly.

11.12 Unfunded Status of Awards. The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Subsidiary.

11.13 Indemnification. To the extent allowable pursuant to Applicable Law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

11.14 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

11.15 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

* * * * *

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wayfair

WAYFAIR INC.
4 COPLEY PLACE
BOSTON, MA 02116

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D97843-P85884 KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WAYFAIR INC.

The Board of Directors recommends you vote FOR the following proposal:

1. Election of Directors

Nominees:	**For**	**Abstain**
1a. Niraj Shah	☐	☐
1b. Steven Conine	☐	☐
1c. Michael Choe	☐	☐
1d. Andrea Jung	☐	☐
1e. Jeremy King	☐	☐
1f. Michael Kumin	☐	☐
1g. Jeffrey Naylor	☐	☐
1h. Anke Schäferkordt	☐	☐
1i. Michael E. Sneed	☐	☐

The Board of Directors recommends you vote FOR the following proposals:	**For**	**Against**	**Abstain**
2. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accountants for the year ending December 31, 2023.	☐	☐	☐
3. A non-binding advisory resolution to approve executive compensation.	☐	☐	☐
4. To approve the Wayfair Inc. 2023 Incentive Award Plan.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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D97844-P85884

WAYFAIR INC.
Annual Meeting of Stockholders
April 25, 2023, 10:00 AM
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The stockholder hereby appoints Niraj Shah, Kate Gulliver, Enrique Colbert and Andrew Oliver, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Wayfair Inc. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, Eastern Time, on April 25, 2023 and any adjournment or postponement thereof. All previous proxies are hereby revoked.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side